EXHIBIT 10(d) - BEMIS RETIREMENT PLAN
------------------------------------------------------------------------------









                              AMENDED AND RESTATED

                              BEMIS RETIREMENT PLAN

                             (AS OF AUGUST 4, 1999)

                              AMENDED AND RESTATED
                              BEMIS RETIREMENT PLAN
                             (AS OF AUGUST 4, 1999)


                                TABLE OF CONTENTS


ARTICLE I

         GENERAL.................................................................................1
Sec. 1.1  Name of Plan...........................................................................1
Sec. 1.2  Purpose................................................................................1
Sec. 1.3  History of the Plan....................................................................1
Sec. 1.4  Plan Year..............................................................................1
Sec. 1.5  Company................................................................................1
Sec. 1.6  Participating Employer.................................................................1
Sec. 1.7  Construction and Applicable Law........................................................2
Sec. 1.8  Benefits Determined Under Provisions in Effect at Termination of Employment............2
Sec.  1.9 Transition Rules.......................................................................2

ARTICLE II

         MISCELLANEOUS DEFINITIONS...............................................................3
Sec. 2.1  Accumulated Interest...................................................................3
Sec. 2.2  Active Participant.....................................................................3
Sec. 2.3  Actuary................................................................................3
Sec. 2.4  Administrator..........................................................................3
Sec. 2.5  Affiliate..............................................................................3
Sec. 2.6  Beneficiary............................................................................3
Sec. 2.7  Board..................................................................................4
Sec. 2.8  Code...................................................................................4
Sec. 2.9  Common Control.........................................................................4
Sec. 2.10  ERISA.................................................................................4
Sec. 2.11  Fund..................................................................................4
Sec. 2.12  Funding Agency........................................................................4
Sec. 2.13  Leased Employee.......................................................................4
Sec. 2.14  Named Fiduciary.......................................................................4
Sec. 2.15  Normal Retirement Age.................................................................4
Sec. 2.16  Normal Retirement Date................................................................5
Sec. 2.17  Participant...........................................................................5
Sec. 2.18  Predecessor Employer..................................................................5
Sec. 2.19  Qualified Employee....................................................................5
Sec. 2.20  Successor Employer....................................................................6

ARTICLE III

         SERVICE PROVISIONS......................................................................7
Sec. 3.1  Employment Commencement Date...........................................................7
Sec. 3.2  Termination of Employment..............................................................7

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

Sec. 3.3  Recognized Break In Service............................................................7
Sec. 3.4  Elapsed Time...........................................................................7
Sec. 3.5  Credited Service.......................................................................8
Sec. 3.6  Eligibility Computation Period........................................................10
Sec. 3.7  Year of Eligibility Service...........................................................10
Sec. 3.8  Hour of Service.......................................................................11
Sec. 3.9  Service Rules at Columbus, Indiana Facility...........................................12

ARTICLE IV

         BENEFIT DEFINITIONS....................................................................13
Sec. 4.1  Normal Retirement.....................................................................13
Sec. 4.2  Early Retirement......................................................................13
Sec. 4.3  Disability Retirement.................................................................13
Sec. 4.4  Vested Termination....................................................................13
Sec. 4.5  Accrued Monthly Pension...............................................................13
Sec. 4.6  Service Ratio.........................................................................14
Sec. 4.7  Monthly Earnings......................................................................14
Sec. 4.8  Final Average Earnings................................................................16
Sec. 4.9  Primary Social Security Benefit.......................................................16
Sec. 4.10  "Actuarial Equivalent", "Actuarial Value", "Present Value"...........................18

ARTICLE V

         PLAN PARTICIPATION.....................................................................20
Sec. 5.1  Eligibility for Participation.........................................................20
Sec. 5.2  Duration of Participation.............................................................20
Sec. 5.3  No Guarantee of Employment............................................................20

ARTICLE VI

         PENSION BENEFITS.......................................................................21
Sec. 6.1  Pension on Normal Retirement..........................................................21
Sec. 6.2  Pension on Early Retirement...........................................................21
Sec. 6.3  Pension on Disability Retirement......................................................21
Sec. 6.4  Pension on Vested Termination.........................................................22
Sec. 6.5  Deduction for Other Pension Payments..................................................22
Sec. 6.6  Amendments Affecting Pension Rights...................................................22
Sec. 6.7  Suspension of Benefits and Effect of Reemployment.....................................23
Sec. 6.8  Family Income Coverage................................................................23
Sec. 6.9  Effect of Participation in Variable Annuity Fund Prior to January 1, 1969.............24
Sec. 6.10  Preservation of Benefits Under Pre-1972 Formula......................................24
Sec. 6.11  Preservation of Benefits Under Pre-1997 Formula......................................24
Sec. 6.12  Special Vested Termination Provisions For Employees At Certain Discontinued
           Operations...........................................................................26
Sec. 6.13  Special Enhanced Benefit for Certain Employees at Stow, Ohio.........................27


ARTICLE VII

         SURVIVOR'S BENEFITS....................................................................29
Sec. 7.1  Qualified Preretirement Survivor Annuity..............................................29
Sec. 7.2  Qualified Joint and Survivor Annuity..................................................30
Sec. 7.3  Election Procedure....................................................................31
Sec. 7.4  Optional Settlements..................................................................32
Sec. 7.5  Other Death Benefits..................................................................32

ARTICLE VIII

         MISCELLANEOUS BENEFIT PROVISIONS.......................................................33
Sec. 8.1  Commencement Date for Pension Payments................................................33
Sec. 8.2  Payment of Small Amounts and Certain Consequences Thereof.............................33
Sec. 8.3  No Other Benefits.....................................................................34
Sec. 8.4  Source of Benefits....................................................................34
Sec. 8.5  Incompetent Payee.....................................................................34
Sec. 8.6  Assignment or Alienation of Benefits..................................................35
Sec. 8.7  Payment of Taxes......................................................................35
Sec. 8.8  Conditions Precedent..................................................................35
Sec. 8.9  Company Directions to Funding Agency..................................................35
Sec. 8.10  Benefits Not Increased by Actuarial Gains............................................36
Sec. 8.11  Pensions Not Decreased on Account of Certain Social Security Increases...............36
Sec. 8.12  Maximum Limitations on Benefits......................................................36
Sec. 8.13  Distributions Made in Accordance with Code Section 401(a)(9).........................38
Sec. 8.14  Deemed Cash-Out Upon Termination of Employment for Unvested Participants.............38
Sec. 8.15  Rollovers and Transfers to Other Qualified Plans.....................................38
Sec. 8.16  Special Benefit Limitation...........................................................39
Sec. 8.17  Benefits of Reemployed Veterans......................................................39

ARTICLE IX

         FUND...................................................................................40
Sec. 9.1  Composition...........................................................................40
Sec. 9.2  Funding Agency........................................................................40
Sec. 9.3  Compensation and Expenses of Funding Agency...........................................40
Sec. 9.4  Securities and Property of Participating Employers....................................40
Sec. 9.5  No Diversion..........................................................................40
Sec. 9.6  Employer Contributions................................................................41

ARTICLE X

         ACTUARY................................................................................42
Sec. 10.1   Appointment.........................................................................42
Sec. 10.2   Responsibilities....................................................................42
Sec. 10.2   Compensation........................................................................42
Sec. 10.3   Resignation, Removal, and Successor.................................................42


ARTICLE XI

         ADMINISTRATION OF PLAN.................................................................43
Sec. 11.1   Administration by Company...........................................................43
Sec. 11.2  Certain Fiduciary Provisions.........................................................43
Sec. 11.3  Discrimination Prohibited............................................................44
Sec. 11.4  Evidence.............................................................................44
Sec. 11.5  Correction of Errors.................................................................44
Sec. 11.6  Records..............................................................................44
Sec. 11.7  General Fiduciary Standard...........................................................44
Sec. 11.8  Prohibited Transactions..............................................................44
Sec. 11.9  Claims Procedure.....................................................................44
Sec. 11.10  Bonding.............................................................................45
Sec. 11.11  Waiver of Notice....................................................................45
Sec. 11.12  Agent For Legal Process.............................................................45
Sec. 11.13  Indemnification.....................................................................45

ARTICLE XII

         AMENDMENT, TERMINATION, MERGER.........................................................46
Sec. 12.1  Amendment............................................................................46
Sec. 12.2  Discontinuance of Joint Participation in Plan by a Participating Employer............46
Sec. 12.3  Reorganization of Participating Employers............................................46
Sec. 12.4  Termination..........................................................................46
Sec. 12.5  Partial Termination..................................................................48
Sec. 12.6  Merger, Consolidation, or Transfer of Plan Assets....................................49
Sec. 12.7  Deferral of Distributions............................................................49

ARTICLE XIII

         MISCELLANEOUS PROVISIONS...............................................................50
Sec. 13.1  Insurance Company Not Responsible for Validity of Plan...............................50
Sec. 13.2  Headings.............................................................................50
Sec. 13.3  Capitalized Definitions..............................................................50
Sec. 13.4  Gender...............................................................................50
Sec. 13.5  Use of Compounds of Word "Here"......................................................50
Sec. 13.6  Construed as a Whole.................................................................50

ARTICLE XIV

         TOP-HEAVY PLAN PROVISIONS..............................................................51
Sec. 14.1  Key Employee Defined.................................................................51
Sec. 14.2  Determination of Top-Heavy Status....................................................51
Sec. 14.3  Minimum Accrued Benefit..............................................................52
Sec. 14.4  Vesting Schedule.....................................................................53
Sec. 14.5  Definition of Employer...............................................................54
Sec. 14.6  Exception For Collective Bargaining Unit.............................................54

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
Schedule A......................................................................................55
Appendix A......................................................................................56
Appendix B......................................................................................59
Appendix C......................................................................................61
Appendix D......................................................................................64

                              AMENDED AND RESTATED
                              BEMIS RETIREMENT PLAN
                             (AS OF AUGUST 4, 1999)


                                    ARTICLE I

                                     GENERAL

                  SEC. 1.1 NAME OF PLAN. The name of the pension plan set forth herein is "Bemis Retirement Plan". It is sometimes herein referred to as the "Plan".

                  SEC. 1.2 PURPOSE. The Plan has been established so that eligible employees will have a source of retirement income in addition to the other sources of retirement income available to them.

                  SEC. 1.3 HISTORY OF THE PLAN. The Company on December 21, 1945 established the Bemis Bro. Bag Company Retirement Income Plan and Trust (sometimes referred to as "S&RIP"), under which retirement benefits were to be provided for eligible employees. Subsequently, on March 12, 1958 the Company established the Bemis Bro. Bag Company Supplemental Pension Plan (sometimes referred to as "SPP"). Thereafter, the two plans were amended and combined into one plan, the Bemis Retirement Plan, said amendment being effective as of December 31, 1961 for the S&RIP and as of January 1, 1962 for the SPP. Subsequently, the Plan was amended from time to time. Effective January 1, 1999, the Plan was amended and entirely restated as set forth herein.

                  SEC. 1.4 PLAN YEAR. A "Plan Year" is the 12-consecutive-month period commencing on January 1 and is the year on which records of the Plan are kept.

                  SEC. 1.5 COMPANY. The "Company" is Bemis Company, Inc., a Missouri corporation, and any Successor Employer thereof.

                  SEC. 1.6 PARTICIPATING EMPLOYER. The Company is a Participating Employer in the Plan. With the consent of the Company, any other employer may also become a Participating Employer effective as of a date specified by it in its adoption of the Plan. Also with such consent, any such adopting employer may modify the provisions of the Plan as they shall be applicable to its employees. Any Successor Employer to a Participating Employer shall also be a Participating Employer in the Plan. The other Participating Employers on January 1, 1999 are:

         (a)      Banner Packaging, Inc., a Wisconsin corporation.

         (b)      Bemis Custom Products, Inc., a Texas corporation.

         (c) Bemis Custom Products Shelbyville, Inc., a Tennessee corporation.

         (d)      Curwood, Inc. a Delaware corporation.

         (e)      Electronic Printing Products, Inc., an Ohio corporation.

         (f)      MacKay Inc., a Kentucky corporation.


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         (g)      MACtac Engineered Products, Inc., an Ohio corporation.

         (h)      Milprint, Inc., a Wisconsin corporation.

         (i)      Morgan Adhesives Company, an Ohio corporation.

         (j)      Perfecseal, Inc., a Delaware corporation.

                  SEC. 1.7 CONSTRUCTION AND APPLICABLE LAW. The Plan is intended to meet the requirements for qualification under Code section 401(a). The Plan is also intended to be in full compliance with applicable requirements of ERISA. The Plan shall be administered and construed consistent with said intent. It shall also be construed and administered according to the internal, substantive laws of the State of Minnesota (without regard to the conflict of law rules of the State of Minnesota or of any other jurisdiction) to the extent that such laws are not preempted by the laws of the United States of America. All controversies, disputes, and claims arising hereunder shall be submitted to the United States District Court for the District of Minnesota.

                  SEC. 1.8 BENEFITS DETERMINED UNDER PROVISIONS IN EFFECT AT TERMINATION OF EMPLOYMENT. Except as may be specifically provided herein to the contrary, with respect to a Partic ipant whose Termination of Employment has occurred, benefits under the Plan attributable to service prior to his Termination of Employment shall be determined and paid in accordance with the provisions of the Plan as in effect on the date his Termination of Employment occurred unless he becomes an Active Participant after that date and such active participation causes a contrary result under the provisions hereof.

                  SEC. 1.9 TRANSITION RULES. Certain provisions of the Plan as amended and restated January 1, 1999 are intended to comply with law changes which have earlier effective dates. In all cases, Plan provisions required by law are effective as of the date required by the applicable legislation. Such changes include the following:

         (a) Sec. 8.17 regarding military service is effective as of December 12, 1994.

         (b) Certain provisions are intended to reflect and comply with certain provisions of (and legal changes made by) the Small Business Job Protection Act of 1996, P.L. 104-88 ("SBJPA") and the Taxpayer Relief Act of 1997, P.L. 105-34 ("TRA 97"). In cases where these new requirements were applicable prior to January 1, 1999, the corresponding provisions of the Plan will be effective as of the required date, and the Plan will be applied and interpreted in a manner that is consistent with a good faith interpretation of the applicable legal requirements.

                                   ARTICLE II

                            MISCELLANEOUS DEFINITIONS

                  SEC. 2.1 ACCUMULATED INTEREST. "Accumulated Interest" respecting employee contributions made prior to their discontinuance effective January 1, 1972 and respecting the cash value of certain annuity contracts purchased in 1962 shall be determined as follows:

         (a) Accumulated Interest for years prior to 1976 shall be determined according to the provisions of the Plan as in effect on December 31, 1975.

         (b) Accumulated Interest for years after 1975 and prior to 1988 shall be computed at the annual rate of 5% per year, compounded annually.

         (c) Accumulated Interest for years after 1987 shall be computed at an annual rate equal to 120% of the federal mid-term rate for January of the particular plan year.

Accumulated Interest shall be determined to the first day of the month in which said determination is to be made, but not later than the date as of which benefits with respect to the Participant commence under the Plan. If a retroactive pension payment is made with respect to a Participant, Accumulated Interest will not accrue after the first day of the earliest month with respect to which the retroactive payment is made.

                  SEC. 2.2 ACTIVE PARTICIPANT. An employee is an "Active Participant" only while he is both a Participant and a Qualified Employee.

                  SEC. 2.3 ACTUARY. "Actuary" means the individual, partnership, corporation, or other organization appointed and acting as such from time to time pursuant to Article X.

                  SEC. 2.4 ADMINISTRATOR. The Company is the "Administrator" of the Plan for purposes of ERISA.

                  SEC. 2.5 AFFILIATE. "Affiliate" means any trade or business entity under Common Control with a Participating Employer, or under Common Control with a Predecessor Employer while it is such.

                  SEC. 2.6 BENEFICIARY. A "Beneficiary" is the person or persons, natural or otherwise, designated by a Participant or former Participant to receive any benefit payable under the Plan in the event of his death except the benefits payable to his spouse pursuant to Sec. 7.1 or 7.2 or to a joint or contingent annuitant. A Participant who has designated a Beneficiary may, without the consent of such Beneficiary, alter or revoke such designation. To be effective, any such designation, alteration, or revocation shall be in writing, in such form as the Company may prescribe, and shall be filed with the Company prior to the Participant's death. If at the time a death benefit becomes payable there is not on file with the Company a fully effectual designation of Beneficiary, or if the designated Beneficiary does not survive the Participant, the Beneficiary shall be the person or persons surviving him in the first of the following classes in which there is a survivor, share and share alike:

         (a)      his spouse;

         (b) his children, except that if any of his children predecease him but leave issue surviving him such issue shall take by right of representation the share their parent would have taken if living;

         (c)      his parents;

         (d)      his brothers and sisters;

         (e) his personal representative or representatives (executors or administrators).

Determination of who the Beneficiary is in each case shall be made by the Company.

                  SEC. 2.7 BOARD. The "Board" is the board of directors of the Company, and includes any executive committee thereof authorized to act for said board of directors.

                  SEC. 2.8 CODE. "Code" means the Internal Revenue Code of 1986 as from time to time amended.

                  SEC. 2.9 COMMON CONTROL. A trade or business entity (whether a corporation, partnership, sole proprietorship or otherwise) is under "Common Control" with another trade or business entity (i) if both entities are corporations which are members of a controlled group of corporations as defined in Code section 414(b), or (ii) if both entities are trades or businesses (whether or not incorporated) which are under common control as defined in Code section 414(c), or (iii) if both entities are members of an affiliated service group as defined in Code section 414(m), or (iv) if both entities are required to be aggregated pursuant to regulations under Code section 414(o). In applying the preceding sentence for purposes of Sec. 8.12, the provisions of Code section 414(b) and (c) are deemed to be modified as provided in Code section 415(h).

                  SEC. 2.10 ERISA. "ERISA" means the Employee Retirement Income Security Act of 1974 as from time to time amended.

                  SEC. 2.11 FUND. "Fund" means the aggregate of assets described in Sec. 9.1.

                  SEC. 2.12 FUNDING AGENCY. "Funding Agency" is a trustee or trustees or an insurance company appointed and acting from time to time in accordance with the provisions of Sec. 9.2 for the purpose of holding, investing, and disbursing all or a part of the Fund.

                  SEC. 2.13 LEASED EMPLOYEE. "Leased Employees" within the meaning of Code section 414(n)(2) and individuals who would meet those requirements but for failure to complete a year of leased service shall be counted as employees for purposes of determining Elapsed Time, but not for purposes of determining Credited Service. However, if Leased Employees constitute less than twenty percent of the Employer's nonhighly compensated work force within the meaning of Code section 414(n)(5)(C)(ii), Leased Employees covered by a plan described in Code section 414(n)(5) shall not be counted as employees. Leased Employees may not accrue benefits under the Plan for service as a Leased Employee.

                  SEC. 2.14 NAMED FIDUCIARY. The Company is a "Named Fiduciary" for purposes of ERISA with authority to control or manage the operation and administration of the Plan, including control or management of the assets of the Plan. Other persons are also Named Fiduciaries if so provided by ERISA or if so identified by the Company, by action of the Board. Such other person or persons shall have such authority to control or manage the operation and administration of the Plan, including control or management of the assets of the Plan, as may be provided by ERISA or as may be allocated by the Company, by action of the Board.

                  SEC. 2.15 NORMAL RETIREMENT AGE A Participant's "Normal Retirement Age" shall be determined as follows, according to his or her year of birth:

                  Year of Birth                      Normal Retirement Age
                  -------------                      ---------------------
                  Before 1943                                 65
                  1943 - 1959                                 66
                  1960 and after                              67

                  SEC. 2.16 NORMAL RETIREMENT DATE. "Normal Retirement Date" is the last day of the month in which a person attains Normal Retirement Age.

                  SEC. 2.17 PARTICIPANT. A "Participant" is an individual described as such in Article V.

                  SEC. 2.18 PREDECESSOR EMPLOYER. Any corporation, partnership, firm, or individual, a substantial part of the assets and employees of which are acquired by a successor, is a "Predecessor Employer" if named in this section and subject to any conditions and limitations with respect thereto imposed by this section. To be considered a Predecessor Employer, the acquisition of assets and employees of a corporation, partnership, firm, or individual must be by a Participating Employer, by an Affiliate, or by another Predecessor Employer. As of January 1, 1999, there are no Predecessor Employers.

                  SEC. 2.19 QUALIFIED EMPLOYEE. "Qualified Employee" means each employee described in (1), (2) or (3) of subsection (a), subject to the provisions of subsections (b) through (h):

         (a)      Qualified Employees includes:

                  (1) Employees of a Participating Employer who are compensated in whole or in part on a regular stated salary basis;

                  (2) Employees of a Participating Employer who are employed in an office clerical or supervisory position;

                  (3) Employees who are paid hourly, for regular straight time at a Covered Location listed in Schedule A, provided, however, that an hourly paid employee at a location listed in Schedule A is not a Qualified Employee prior to the effective date shown in Schedule A for the particular location.

         (b) Except as to employees of the Company, an employee is not a Qualified Employee prior to the date as of which his employer becomes a Participating Employer.

         (c) A non-resident alien while not receiving earned income (within the meaning of Code section 911(d)(2)) from a Participating Employer which constitutes income from sources within the United States (within the meaning of Code section 861(a)(3)) is not a Qualified Employee.

         (d) Eligibility of employees in a collective bargaining unit to participate in the Plan shall be subject to negotiations with the representative of that unit. During any period that an employee is covered by the provisions of a collective bargaining agreement between his Participating Employer and such representative he shall not be considered a Qualified Employee for purposes of this Plan unless such agreement expressly so provides. For purposes of this section only, such an agreement shall be deemed to continue after its formal expiration during collective bargaining negotiations pending the execution of a new agreement.

         (e) An employee shall be deemed to be a Qualified Employee during a period of absence from active service which does not result from his Termination of Employment, provided he is a Qualified Employee at the commencement of such period of absence.

         (f) A salaried, office clerical, or supervisory employee is not a Qualified Employee during any period of employment prior to January 1, 1997 at a location listed in this subsection. However, this exclusion does not apply to service at these locations on or after January 1, 1997. Also, this exclusion does not apply in cases where the Plan as in effect prior to 1997 recognized service at one of these locations as Credited Service because the individual transferred to the location after attaining age 35.

                  (1)      Bemis Custom Products (formerly Paramount Texas).

                  (2)      Banner Oshkosh.

                  (3)      Fremont.

                  (4)      Hazleton.

                  (5)      MACtac Scranton.

                  (6)      Milprint Corporate - Oshkosh.

                  (7)      Milprint Denmark.

                  (8)      Milprint Lancaster.

                  (9)      Milprint Lebanon.

                  (10)     Perfecseal Philadelphia.

         (g) The Plan as in effect prior to January 1, 1997 excluded employees at the following locations. Effective as of January 1, 1997, employees at these locations are no longer excluded. Service prior to January 1, 1997 is recognized as provided:

                  (1) Non-exempt employees at the Nellis, Nevada plant of Morgan Adhesives, Inc. are Qualified Employees from the date of hire.

                  (2) Salaried employees at Perfecseal Oshkosh (formerly Cur-Med) are Qualified Employees from the date of hire or date of acquisition by the Company, if later.

         (h) An employee is not a Qualified Employee during any period of employment prior to January 1, 1998 at Bemis Custom Products Shelbyville (formerly Paramount

                  Tennessee). This exclusion does not apply to service at this location on or after January 1, 1998.

         (i) An employee is not a Qualified Employee during any period of employment at one of the following locations:

                  (1)      Enterprise Software, Inc.

                  (2)      Paramount Chalfont.

                  SEC. 2.20 SUCCESSOR EMPLOYER. A "Successor Employer" is any entity that succeeds to the business of a Participating Employer through merger, consolidation, acquisition of all or substantially all of its assets, or any other means and which elects before or within a reasonable time after such succession, by appropriate action evidenced in writing, to continue the Plan; provided, however, that in the case of such succession with respect to any Participating Employer other than the Company, the acquiring entity shall be a Successor Employer only if consent thereto is granted by the Company.

                                   ARTICLE III

                               SERVICE PROVISIONS

                  SEC. 3.1 EMPLOYMENT COMMENCEMENT DATE. "Employment Commencement Date" means the date on which a person first becomes an employee of a Participating Employer (whether before or after the Participating Employer becomes such), an Affiliate, or a Predecessor Employer.

                  SEC. 3.2 TERMINATION OF EMPLOYMENT. The "Termination of Employment" of an employee for purposes of the Plan shall be deemed to occur on the date of his resignation, discharge, retirement, death, failure to return to active work at the end of an authorized leave of absence or the authorized extension or extensions thereof, failure to return to work when duly called following a temporary layoff, or upon the happening of any other event or circumstance which, under the policy of his Participating Employer, Affiliate, or Predecessor Employer as in effect from time to time, results in the termination of the employer-employee relationship; provided, however, that "Termination of Employment" shall not be deemed to occur upon a transfer between any combination of Participating Employers, Affiliates, and Predecessor Employers. If a Participant becomes eligible to receive benefits under a long term disability program sponsored by his employer, his Termination of Employment for purposes of the Plan will be deemed not to have occurred until the earlier of his Normal Retirement Date or the termination of his benefits under such long term disability program.

                  SEC. 3.3 RECOGNIZED BREAK IN SERVICE. A "Recognized Break in Service" is a period of at least 12 consecutive months duration which begins on the day on which an individual's Termination of Employment occurs. A Recognized Break In Service ends, if ever, on the day on which the individual again becomes an employee of a Participating Employer, an Affiliate or a Predecessor Employer.

         (a) If an individual is absent from work for maternity or paternity reasons, the 12-month period beginning with the first day of such absence shall not be included in a Recognized Break In Service.

         (b) For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (i) by reason of the pregnancy of the individual, (ii) by reason of a birth of a child of the individual, (iii) by reason of the placement of a child with the individual in connection with the adoption of such a child by such individual, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement.

                  SEC. 3.4 ELAPSED TIME. A Participant's "Elapsed Time" is equal to the aggregate time elapsed between his Employment Commencement Date and his most recent Termination of Employment or any other date as of which a determination of Elapsed Time is to be made, expressed in years and days, reduced as follows:

         (a) All Recognized Breaks In Service shall be subtracted. Any periods that would have been included in a Recognized Break In Service if Sec. 3.3(a) did not apply shall also be subtracted.

         (b) With respect to employers participating in the Plan on December 31, 1969, service rendered by an employee prior to the date his employer adopted the Plan shall be recognized as Elapsed Time only to the extent service with the employer was recognized as continuous service under the Plan as in effect on December 31, 1969; provided, however, that service with Jaite Paper Bag Company; Claremont Paper Mills, Inc.; W. T. Winn Company; Cello-Vision Corporation; Clear Bag-Winnpak, Inc.; and Mountain Paper Products Corporation shall be included in Elapsed Time.

         (c) Except as otherwise specifically provided herein, service with an employer prior to the date it becomes a Participating Employer or Affiliate shall not be included in an employee's Elapsed Time. However, if a Participant was an employee of any entity listed in this subsection immediately prior to the acquisition of that entity or some or all of its assets by the Company or an Affiliate, the Participant's Elapsed Time for purposes of determining vesting under the Plan and for purposes of determining eligibility for an Early Retirement benefit, Disability Retirement benefit, or Qualified Preretirement Survivor Annuity shall include continuous service beginning on the Participant's last date of hire prior to such acquisition date. However, the pre- acquisition service is not recognized as Credited Service. Preacquisition service at locations acquired before 1981 is recognized to the extent provided in Sec. 3.4(c) of the Plan as in effect on January 1, 1994.

                  (1)      Milprint, Inc., acquired September 28, 1990.

                  (2) Princeton Packaging Co., from which the Company acquired certain plants on February 4, 1993.

                  (3) Fitchburg Coated Products, a division of Technographics, Inc., from which the MACtac Scranton facility was acquired on January 3, 1994.

                  (4)      Hargro Health Care Packaging, acquired January 20,
                           1994.

                  (5) Banner Packaging, Inc., acquired October 5, 1995 and the predecessor corporation which operated the Banner plant before acquisition by Bemis.

                  (6) Paper Manufacturers Company (PMCO), from which the Perfecseal operations of the Company were acquired April 29, 1996.

                  (7)      Paramount Packaging Corporation, acquired January 1,
                           1997.

                  (8) MACtac Electronic Printing Products, Inc. and its predecessor, Gum Products of America, acquired March 17, 1997.

         (d) If an employee has a Termination of Employment and is later rehired by a Participating Employer or Affiliate, his Elapsed Time prior to said Termination of Employment shall not be disregarded by reason of said Termination of Employment.

         (e) Elapsed Time includes service in Brazil as an employee of ITAP/BEMIS, Ltda., provided such service is recognized as Credited Service pursuant to Sec. 3.5(a)(6).

                  SEC. 3.5 CREDITED SERVICE. A Participant's "Credited Service" shall be equal to his Elapsed Time, subject to the following:

         (a) Credited Service does not include service when the employee was not a Qualified Employee, except as follows:

                  (1) If the employee was a Qualified Employee on January 1, 1976, he shall be deemed to be a Qualified Employee during periods of service prior to said date during which he would have been a Qualified Employee but for the fact he was neither compensated in whole or in part on a regular stated salary basis nor employed in an office clerical position. His Credited Service for the period prior to January 1, 1976 shall be adjusted to reflect such additional service as a Qualified Employee.

                  (2) If a former employee was not an employee of a Participating Employer or Affiliate on January 1, 1976 but subsequently was re-employed and became a Qualified Employee upon his re-employment, he shall be deemed to be a Qualified Employee during period of service prior to January 1, 1976 during which he would have been a Qualified Employee but for the fact he was neither compensated in whole or in part on a regular stated salary basis nor employed in an office clerical position; provided, however, that he shall not be deemed to be a Qualified Employee for any such additional period with respect to which he is eligible to receive a vested benefit pursuant to any other pension plan that meets the requirements of Code section 401(a). His Credited Service for the period prior to January 1, 1976 shall be adjusted to reflect such additional service as a Qualified Employee.

                  (3) Except as provided in the following sentence, service in Canada as an employee of a Participating Employer or Affiliate is not recognized as Credited Service. However, if an employee of MACtac-Canada Limited transferred to a position as a Qualified Employee in the United States, and the transfer occurred on or after January 1, 1994 and on or before July 1, 1996, the service in Canada will be included in his Credited Service, subject to the limitations in (b) and (e).

                  (4) If a Participant is a Qualified Employee on December 31, 1986 and during the period January 1, 1976 through December 31, 1986 he transferred from an hourly paid position with Lustour Corporation or with Lustour's MacKay Engraving operation to a position as a Qualified Employee of Lustour or MacKay, his Credited Service shall include his service as an hourly paid employee of Lustour or MacKay from the later of (i) the date the Company acquired Lustour (which was on or about August 1, 1968) or (ii) the individual's last Employment Commencement Date preceding the date of transfer. However, said additional Credited Service is subject to the limitations in subsections (b) and (e).

                  (5) If an employee was an Active Participant on April 30, 1997, his or her Credited Service will include Elapsed Time as an employee of Master Palletizer Systems, Inc. on or after June 18, 1985.

                  (6) If a Participant transfers from a position as a Qualified Employee in the United States to a position in Brazil as an employee of ITAP/BEMIS Ltda., later returns to a position as a Qualified Employee in the United States, and remains a Qualified Employee for at least 12 months after the transfer back to the United States, his service in Brazil will be recognized as Credited Service.

         (b) An employee whose Termination of Employment occurs on or before June 30, 1999, will not accrue credit for a Plan Year prior to 1985 if he did not attain age 25 on or before the last day of the Plan Year. The foregoing exclusion is not applicable in any case where the Participant's Termination of Employment occurs on or after July 1, 1999.

         (c) Service with an employer prior to the date it becomes a Participating Employer is not included in Credited Service, except as follows:

                  (1) Such service prior to January 1, 1976 shall be included in Credited Service to the extent provided in the Plan as in effect on December 31, 1975.

                  (2) Such service shall be included in Credited Service to the extent provided in any applicable appendix to the Plan.

                  (3) In the case of any Participant who was an employee of Arnoldware-Rogers, Inc., a Vermont corporation, immediately prior to the acquisition of said corporation by the Company in 1980 and who was a Qualified Employee on January 1, 1987, his Credited Service shall include his continuous service beginning on his last date of hire prior to said acquisition date and ending on said acquisition date. However, said additional Credited Service shall be limited to service as a salaried, office clerical, or supervisory employee, and is subject to the limitations in subsection (b).

                  (4) If a Participant is a Qualified Employee on October 31, 1996, and he had service as a salaried, office clerical, or supervisory employee of Sackner Products, Inc. ("Sackner") on or after June 30, 1966 (the date the Company acquired Sackner) and prior to January 1, 1982 (the date Sackner became a Participating Employer), his Credited Service shall include such service, subject to subsection (b), which excludes service before the Plan Year the Participant attains age 25.

         (d) If a leave of absence or layoff continues for longer than 365 calendar days, the period of such leave of absence or layoff in excess of 365 calendar days shall not be counted as Credited Service. However, the foregoing limitation does not apply to periods while the Participant is receiving long term disability benefits under a long term disability plan sponsored by a Participating Employer.

         (e) If a Participant withdrew employee contributions or received a single sum distribution in lieu of a monthly pension, his Credited Service will be disregarded if so provided in the Plan provision pursuant to which the withdrawal or distribution occurred.

                  SEC. 3.6 ELIGIBILITY COMPUTATION PERIOD. An employee's first Eligibility Computation Period is the 12-consecutive-month period beginning on his Employment Commencement Date. His second Eligibility Computation Period is the Plan Year commencing in said 12-consecutive- month period. Each subsequent Plan Year prior to the end of the Plan Year in which the employee has a 1-Year Break in Service is an Eligibility Computation Period. If subsequent to a 1-Year Break in Service he had another Employment Commencement Date, Eligibility Computation Periods for the period beginning on such date shall be computed as though such date were his first Employment Commencement Date.

                  SEC. 3.7 YEAR OF ELIGIBILITY SERVICE. A "Year of Eligibility Service" means an Eligibility Computation Period in which an employee completes 1000 or more Hours of Service. If an employee has a Termination of Employment and is later rehired by a Participating Employer or Affiliate, his Years of Eligibility Service prior to said Termination of Employment shall not be disregarded by reason of said Termination of Employment. If a period of preacquisition service at a location is recognized as Elapsed Time for vesting under Sec. 3.4, Hours of Service during that period will also be recognized for purposes of determining Years of Eligibility Service.

                  SEC. 3.8 HOUR OF SERVICE. An "Hour of Service" or "Hours of Service" are determined according to the following subsections with respect to each applicable computation period:

         (a) Hours of Service are computed only with respect to service with Participating Employers (for service both before and after the Participating Employer becomes such), Affiliates, and Predecessor Employers and are aggregated for service with all such employers.

         (b) For any portion of a computation period during which an individual is within a classification for which a record of hours for the performance duties is maintained, Hours of Service shall be credited as follows:

                  (1) Each hour for which the employee is paid, or entitled to payment, for the performance of duties for his employer during the applicable computation period is an Hour of Service.

                  (2) Each hour for which the employee is paid, or entitled to payment, by his employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence, is an Hour of Service, subject to the following:

                           (A) An hour for which the employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited to the employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation, or disability insurance laws.

                           (B) Hours of Service shall not be credited for a payment which solely reimburses the individual for medical or medically related expenses.

                           (C) For purposes of this paragraph a payment shall be deemed to be made by or due from an employer regardless of whether such payment is made by or due from the employer directly, or indirectly through, among others, a trust fund or insurer to which the employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular employees or are on behalf of a group of employees in the aggregate.

                  (3) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the employer is an Hour of Service. Crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in paragraph (2) shall be subject to the limitations set forth in that paragraph. Such Hours of Service shall be credited to the computation period or periods to which the award or agreement for back pay pertains, rather than to the computation period in which the award, agreement or payment is made.

                  (4) Hours under this subsection shall be calculated and credited pursuant to section 2530.200b-2 of the Department of Labor Regulations, which are incorporated herein by this reference.

                  (5) The Company may use any record to determine Hours of Service which it considers an accurate reflection of the actual facts.

         (c) For any portion of a computation period during which an employee is within a classification for which a record of hours for the performance of duties is not maintained, he shall be credited with 190 Hours of Service for each month for which he would otherwise be credited with at least one Hour of Service under subsection (b).

         (d) If an employee becomes eligible to receive benefits under a sickness and accident program sponsored by his employer, his Hours of Service, when aggregated with the Hours of Service to which he is entitled with respect to said period of absence pursuant to the foregoing provisions of this section, shall be equal to 190 Hours of Service for each month for which sickness and accident benefits are paid.

         (e) Nothing in this section shall be construed as denying an employee credit for an Hour of Service if credit is required by any federal law other than ERISA. The nature and extent of such credit shall be determined under such other law.

         (f) In no event shall duplicate credit as an Hour of Service be given for the same hour.

                  SEC. 3.9 SERVICE RULES AT COLUMBUS, INDIANA FACILITY. Certain individuals working at Morgan Adhesives Company's Columbus, Indiana facility will be employed initially by a temporary staffing agency and will become employees of Morgan Adhesives Company after completing approximately 480 hours or 90 days of service with the agency. In such cases, the individual's service with the agency at Morgan's Columbus facility will be recognized under this Plan for purposes of determining Years of Eligibility Service, Elapsed Time and Credited Service.

                                   ARTICLE IV

                               BENEFIT DEFINITIONS

                  SEC. 4.1 NORMAL RETIREMENT. "Normal Retirement" means Termination of Employment of a Participant (except termination by his death) occurring on or after the date he attains Normal Retirement Age.

                  SEC. 4.2 EARLY RETIREMENT. "Early Retirement" means any Termination of Employment of a Participant (except termination by his death) (i) after he has both attained age 55 and completed 10 years of Elapsed Time and
(ii) before he attains Normal Retirement Age. "Early Retirement" also includes any Termination of Employment after a Participant attains age 65 and prior to attainment of Normal Retirement Age.

                  SEC. 4.3 DISABILITY RETIREMENT. If the Company determines upon the basis of competent medical advice that the Termination of Employment of a Participant occurred because he is permanently disabled by bodily injury or disease from performing the regular duties of his position with his employer, and if at the time of such Termination of Employment the Participant has attained age 50 and completed 10 years of Elapsed Time, such Termination of Employment shall be considered to be a "Disability Retirement." Notwithstanding any provision of the Plan to the contrary, if a Participant becomes eligible to receive benefits under a long term disability program sponsored by his employer, his Termination of Employment will be deemed not to have occurred until the earlier of his Normal Retirement Date or the termination of his benefits under such long term disability program. Prior to the termination of such benefits, he shall be considered to be a Qualified Employee and his Monthly Salary shall be deemed to remain the same as last determined.

                  SEC. 4.4 VESTED TERMINATION. "Vested Termination" means any Termination of Employment of a Participant (except termination by his death) that occurs after he completes 5 years of Elapsed Time and that is not defined herein as a form of retirement.

                  SEC. 4.5 ACCRUED MONTHLY PENSION. A Participant's "Accrued Monthly Pension" shall be determined as follows:

         (a) A Participant's Accrued Monthly Pension as of any date shall be equal to the product of the following:

                  (1) The greater of (i) 50% of his Final Average Earnings minus 50% of his Primary Social Security Benefit or
                           (ii) $180.

                  (2) The number of his years (not exceeding 30) of Credited Service determined as of said date, divided by 30.

         (b) However, in no event shall a Participant's Accrued Monthly Pension as of any January 1 be less than his Accrued Monthly Pension as of the preceding January 1.

         (c) Effective as of January 1, 1994, the annual limit on Compensation the Plan may recognize under Code section 401(a)(17) was reduced to $150,000. However, for any person who was a Participant on December 31, 1993, his Accrued Monthly Pension shall not be less than the sum of (i) his Accrued Monthly Pension as of December 31, 1993, using the Code section 401(a)(17) limit as then in effect, and based on his pay and service through December 31, 1993, plus (ii) any additional accruals after December 31, 1993, based on service after said date, with pay determined under Code Section 401(a)(17) as amended January 1, 1994.

                  SEC. 4.6 SERVICE RATIO. A Participant's "Service Ratio" shall be determined, when necessary to determine his pension benefit under Sections
6.3 or 6.4, as of his Termination of Employment, and shall be the ratio that his years of Credited Service bears to the total Years of Credited Service he would have had if his employment as a Qualified Employee had continued until his Normal Retirement Date.

                  SEC. 4.7 MONTHLY EARNINGS. The "Monthly Earnings" of an employee whose Termination of Employment occurs on or after January 1, 1997 shall be determined as follows:

         (a) If an employee is paid on a salaried or commission basis on the earliest date in a Plan Year on which he is a Qualified Employee, his Monthly Earnings for said Plan Year is equal to the greater of :

                  (1) An amount equal to his regular monthly salary as in effect on January 1 of said Plan Year plus, where applicable, an amount equal to the total commissions paid to him during the preceding Plan Year divided by
                           12. In any case where an employee was not a Qualified Employee on January 1 of a Plan Year, but transferred to a position as a Qualified Employee on a later date in said Plan Year, his Monthly Earnings for said Plan Year shall be determined according to the preceding sentence except that said amount shall be based on his salary in effect immediately following said transfer.

                  (2)      One-twelfth of the sum of the following amounts:

                           (A) The total compensation (other than the annual, non-discretionary bonus) paid to him during the preceding Plan Year.

                           (B) The annual, non-discretionary bonus, if any, the employee earned during the preceding Plan Year. Such bonuses will be recognized for the Plan Year in which earned, even if the bonus is actually paid after the close of that Plan Year or payment is deferred to a later date.

                           However, if the employee was never a Qualified Employee at any time during the preceding Plan Year, this paragraph (2) shall not be applicable and his Monthly Earnings shall be determined pursuant to paragraph (1).

         (b) If an employee is hourly paid on the earliest date in a Plan Year on which he is a Qualified Employee, his Monthly Earnings for said Plan Year is equal to the greater of:

                  (1) 173 1/3 multiplied by the employee's base hourly pay rate as in effect on January 1 of said Plan Year (or on the earliest date he is a Qualified Employee, if later).

                  (2) One-twelfth of the employee's total compensation during the preceding Plan Year. However, if the employee was never a Qualified Employee at any time during the preceding Plan Year, this paragraph (2) shall not be applicable and his Monthly Earnings shall be determined pursuant to paragraph (1).

         (c)      Notwithstanding the foregoing:

                  (1) No Monthly Earnings shall be determined for an employee for a Plan Year unless he was a Qualified Employee during part or all of that Plan Year. However, if a Participant who was age 34 or younger transferred on or after September 28, 1990, and before January 1, 1997, from a position as a Qualified Employee to a position in which the individual was a salaried, office clerical, or supervisory employee at a location listed in Sec. 2.19(f) or at an Affiliate which is not a Participating Employer, Monthly Earnings will continue to be determined for each Plan Year during all or any part of which the individual was a salaried, office clerical, or supervisory employee. The preceding sentence does not apply if the individual is not a Qualified Employee due to application of Sec. 2.19(c) (relating to non-resident aliens) or Sec. 2.19(d) (relating to bargaining unit employees), or during any period while the individual's principal place of employment is outside the United States.

                  (2) Allowances or reimbursements for expenses, payments or contributions to or for the benefit of the employee under any profit sharing, insurance, or other employee benefit plan, income derived from receipt or exercise of stock options, phantom stock awards, or benefits in the form of property or the use of property shall not be included in computing Monthly Earnings.

                  (3) An employee's Monthly Earnings for any Plan Year before 1992 will be determined pursuant to the Plan as in effect prior to the amendment effective January 1, 1997.

                  (4) If an employee elects to defer salary or bonus pursuant to a non-qualified deferred compensation plan, his monthly salary will be determined without regard to said deferral. For example, his monthly salary under (a)(1) is the monthly salary rate in effect before any voluntary deferral. Similarly, the annual bonus under (a)(2)(B) is the amount earned without regard to any election to defer receipt. When the deferred compensation later is paid to the employee, it will not be included in Monthly Earnings at the time of payment.

         (d) Monthly Earnings shall be based on gross pay before any reduction pursuant to a Code Section 401(k) or Code Section 125 salary reduction program.

         (e) A Participant's Monthly Earnings for purposes of the Plan may not exceed the amount prescribed under Code section 401(a)(17), subject to the following:

                  (1) Said limit is $12,500 for 1996 or any prior Plan Year. For each Plan Year after 1996, said limit shall be automatically adjusted to reflect the cost of living adjustment factor under Code section 415(d).

                  (2) If a Participant's Monthly Earnings for a given Plan Year is determined under subsection (a)(2), (i.e. is based on pay during the preceding Plan Year), then the dollar limit under Code section 401(a)(17) for the preceding Plan Year applies.

         (f) Notwithstanding any other provision of this section to the contrary, if a Participant's service in Brazil with ITAP/BEMIS, Ltd. is recognized as Credited Service pursuant to Sec. 3.5(a)(6), his Monthly Earnings for each Plan Year beginning after his transfer to Brazil and ending before his return to the United States shall be equal to the average of his last Monthly Earnings rate before his transfer and his first Monthly Earnings rate after his return.

         (g) Monthly Earnings shall be determined for periods while an individual was a salaried employee of a Participating Employer or Affiliate in Canada. Said determination will be made in accordance with this section, but Monthly Earnings expressed in Canadian dollars as of any January 1 will be converted to U.S. dollars using the rate of exchange on the last business day of the preceding December as reported in the Exchange Rate Table as published in the WALL STREET JOURNAL.

                  SEC. 4.8 FINAL AVERAGE EARNINGS. A Participant's "Final Average Earnings" is the highest average Monthly Earnings for any five consecutive years out of the last 15 consecutive years for which a Monthly Earnings was determined under Sec. 4.7, or the average for all such years if five or less. Years for which no Monthly Earnings was determined are disregarded in determining this average, and the years used to determine the average may be interspersed with the years for which there was no Monthly Earnings.

                  SEC. 4.9 PRIMARY SOCIAL SECURITY BENEFIT. "Primary Social Security Benefit" for purposes of the Plan is an amount estimated by the Actuary as of the date of an employee's Termina tion of Employment to be the Social Security Act primary monthly old-age insurance benefit to which such employee is entitled on the basis of his employment record, with benefit payments commencing for the month in which he attains Normal Retirement Age or in which his Termination of Employment occurs, if later. In making such estimate, recognition shall be given to any adjustment in the benefit that is retroactive to the month in which he attains Normal Retirement Age or the month in which his Termination of Employment occurs, if later. Such estimate shall be made as follows:

         (a) The employee's compensation while employed by the Company shall be determined on either or a combination of the following bases:

                  (1) On the basis of the employee's actual wage history as set forth in the Company's books and records, except that the employee may elect to supply the Company with his actual wage history as provided in subsection (d).

                  (2) On the basis of an estimate of his compensation while employed by the Company, subject to the following:

                           (A) The employee has the right to elect to supply the Company with his actual wage history as provided in subsection (d).

                           (B) If the employee does not elect to supply the Company with his actual wage history, the estimate is consistent with subsection (c).

         (b) The employee's wage history prior to his Employment Commencement Date shall be determined as follows:

                  (1) The employee has the right to elect to supply the Company with his actual wage history as provided in subsection (d).

                  (2) If the employee does not elect to supply the Company with his actual wage history, an estimate of his wage history prior to his Employment Commencement Date shall be made in a manner consistent with subsection
                           (c).

         (c) If an employee does not elect to supply the Company with his actual wage history, any estimate of his wage history prior to his Termination of Employment or prior to his Employment Commencement Date shall be made by applying a salary scale, projected backwards, to the employee's annual rate of compensation as in effect immediately after the period for which the estimate is being made. Said scale is the actual percentage change in average wages from year to year as determined by the Social Security Administration.

         (d) If the employee so elects, in lieu of the Actuary estimating on his compensation prior to his Termination of Employment or prior to his Employment Commencement Date, he may direct the Actuary to estimate his Primary Social Security Benefit on the basis of the employee's actual wage history as furnished by the Social Security Administration or such other source as the Company deems to be reliable. The employee must, however, supply the Company with satisfactory documentation of his actual wage history within a reasonable period of time following the later of his Termination of Employment and the date upon which the Company notifies him of the benefit, if any, that he is entitled to receive under the Plan.

         (e) Estimates under this section shall be based on the assumption that the Social Security Act as in effect on the December 31 immediately preceding the employee's Termination of Employment will remain unchanged thereafter.

         (f) Estimates under this section shall be based on the assumption that after the December 31 immediately preceding the employee's Termination of Employment, there will be no benefit or wage base changes under the Social Security Act resulting from changes in the cost of living.

         (g) Estimates under this section shall be based on the assumption that the employee will be in covered employment under the Social Security Act until his attainment of Normal Retirement Age and will continue to receive compensation that would be treated as wages for purposes of the Social Security Act at the same annual rate as he received such compensation for the Plan Year ending on the December 31 coincident with or immediately preceding his Termination of Employment.

         (h) If an employee's Termination of Employment occurs immediately after a period during which he was eligible to receive benefits under a long term disability program sponsored by his employer, the following will be applicable:

                  (1) It shall be assumed that during the period while he was receiving long term disability benefits he was receiving compensation that would be treated as wages for purposes of the Social Security Act at the same annual rate as he received such compensation for the Plan Year ending on the December 31 immediately preceding the date as of which he became eligible to receive long term disability benefits.

                  (2) After the later of (i) December 31, 1975 or (ii) the December 31 immediately preceding the date as of which he became eligible to receive long term disability benefits, there will be no benefits or wage base changes under the Social Security Act resulting from changes in the cost of living.

                  This subsection is not applicable in any case where an employee returns to active employment with a Participating Employer or Affiliate after a period of long term disability.

         (i) Estimates under this section shall be based on the assumption that the employee will make timely application to receive his Social Security Act primary monthly old-age insurance benefit with payments commencing for the month in which he attains Normal Retirement Age, or the month in which his Termination of Employment occurs, if later, and will not disqualify himself from receiving said payments by employment, self-employment, or in any other way.

                  SEC. 4.10 "ACTUARIAL EQUIVALENT", "ACTUARIAL VALUE", "PRESENT VALUE". Each "Actuarial Equivalent", "Actuarial Value", or "Present Value" shall he determined by the Actuary in accordance with the following:

         (a) For determinations involving benefits payable pursuant to the sections listed below, the amount of such benefit shall equal the Participant's Accrued Monthly Pension multiplied by the appropriate factor as set forth in the following table:


     FORM OF BENEFIT                                         FACTOR
     ---------------                                         ------
Sec. 7.2 (Qualified Joint and Survivor Annuity)       90% increased by 3/4 of 1%
and Sec. 7.4 (Joint and 1/2 Survivor Annuity)         for each year that the
                                                      Participant's spouse or
                                                      designated joint annuitant
                                                      is older than the
                                                      Participant and decreased
                                                      by 3/4 of 1% for each year
                                                      that the Participant's
                                                      spouse or designated joint
                                                      annuitant is younger than
                                                      the Participant; provided,
                                                      however, that such factor
                                                      shall never exceed 100%.


Sec. 7.4 (Joint and 3/4 Survivor Annuity)             85% increased by 88/100 of
                                                      1% for each year that the
                                                      Participant's designated
                                                      joint annuitant is older
                                                      than the Participant and
                                                      decreased by 88/100 of 1%
                                                      for each year that the
                                                      Participant's designated
                                                      joint annuitant is younger
                                                      than the Participant;
                                                      provided, however, that
                                                      such factor shall never
                                                      exceed 100%.

Sec. 7.4 (Joint and Full Survivor Annuity)            80% increased by 1% for
                                                      each year that the
                                                      Participant's designated
                                                      joint annuitant is older
                                                      than the Participant and
                                                      decreased by 1% for each
                                                      year that the
                                                      Participant's designated
                                                      joint annuitant is younger
                                                      than the Participant;
                                                      provided, however, that
                                                      such factor shall never
                                                      exceed 100%.

Sec. 7.4 (Life and 10 Years Certain)                  91%

                  For the purposes of the above table, the difference in age between the Participant and the Participant's spouse or designated joint annuitant, as the case may be, shall be measured in whole years, and partial years shall be disregarded.

         (b) For determinations pursuant to Sec. 8.12, each "Actuarial Equivalent" or "present value" shall be determined as follows:

                  (1) For purposes of adjusting the Code section 415 limits in cases where a Participant's benefit begins before the Participant reaches Social Security Retirement Age (as defined in Sec. 8.12(g)), or in cases where the benefit is paid in a form other than a life annuity or qualified joint and survivor annuity, the interest rate will be determined as provided in Sec. 4.10(c)(1).

                  (2) For purposes of adjusting the Code section 415 limits in cases where a Participant's benefit begins after the Participant reaches Social Security Retirement Age, a 5% annual interest rate assumption will be used.

                  (3) The mortality table referred to in Sec. 4.10(c)(2) will be used for the adjustments referred to in
                           (b)(1) and (b)(2).

         (c) For determinations of lump sum payment of benefits which would otherwise be payable as monthly annuities, each Actuarial Equivalent shall be determined by the Actuary on the basis of the following actuarial assumptions:

                  (1) The interest rate used to calculate any lump sum paid during a Plan Year will be the annual interest rate on 30-year treasury securities as specified by the Commissioner of Internal Revenue for October of the Plan Year preceding the Plan Year in which the payment is made.

                  (2) The mortality table used for such calculations is the "applicable mortality table" referred to in Income Tax Reg. 1.417(e)-1T(d)(2), or any successor to said regulation.

                  Said assumptions shall also be used (i) for purposes of Sec.
                  8.6 in determining the present value of accrued benefits which are to be paid under a qualified domestic relations order,
                  (ii) for purposes of the adjustment in Sec. 7.3 of Appendix C if a Hayssen Plan Participant withdraws his Prior Service Benefit on or after September 1, 1985, (iii) for purposes of determining whether the Plan is "top heavy" under Sec. 14.2, and (iv) for all purposes for which Actuarial Equivalents must be determined under the plan except as specifically provided elsewhere in the Plan.

         (d) Each determination involving an Actuarial Equivalent shall be made in accordance with any applicable regulation promulgated by the Secretary of Labor or the Secretary of the Treasury.

                                    ARTICLE V

                               PLAN PARTICIPATION

                  SEC. 5.1 ELIGIBILITY FOR PARTICIPATION. An employee of a Participating Employer shall become a Participant in the Plan on the earliest date, on or after the date the Plan becomes effective with respect to his Participating Employer, on which he both (i) is a Qualified Employee and (ii) has completed one Year of Eligibility Service.

                  SEC. 5.2 DURATION OF PARTICIPATION. A Participant shall continue to be such until the later of:

         (a)      His Termination of Employment.

         (b) The date all benefits, if any, to which he is entitled hereunder have been distributed to him from the Fund.

                  SEC. 5.3 NO GUARANTEE OF EMPLOYMENT. Participation in the Plan does not constitute a guarantee or contract of employment with the employee's Participant Employer. Such participation shall in no way interfere with any rights the Participating Employer would have in the absence of such participation to determine the duration of the employee's employment with the Participating Employer.

                                   ARTICLE VI

                                PENSION BENEFITS

                  SEC. 6.1 PENSION ON NORMAL RETIREMENT. On Normal Retirement a Participant shall be entitled to a pension payable monthly for life, the first payment to be made as of the first day of the month following his Normal Retirement (if he is living on said first day of the month) and the last payment to be made as of the first day of the month in which his death occurs, in a monthly amount equal to his Accrued Monthly Pension. The pension payable under this section is subject to all the provisions of the Plan, and in this regard special reference is to be made to the provisions of Articles VI, VII, and VIII.

                  SEC. 6.2 PENSION ON EARLY RETIREMENT. On Early Retirement, a Participant shall be entitled to a pension payable monthly for life, the first payment to be made on the first day of the month following his Normal Retirement Date (if he is living on said first day of the month) and the last payment to be made as of the first day of the month in which his death occurs, in a monthly amount equal to his Accrued Monthly Pension. However, he may elect a monthly pension which is in lieu of the aforesaid pension, the first payment to be made as of the first day of any month he shall elect which is after his Early Retirement and prior to his Normal Retirement Date (if he is living on the commencement date so elected) and the last payment to be made as of the first day of the month in which his death occurs, in a monthly amount equal to his Accrued Monthly Pension, reduced by 5/12 of 1% for each of the first 60 months and 1/3 of 1% for each additional month by which the pension commencement date precedes his Normal Retirement Date. The election shall be made by requesting the appropriate form from the Company and completing, signing and filing the form with the Company before the commencement date elected. The pension payable under this section is subject to all the provisions of the Plan, and in this regard special reference is to be made to the provisions of Articles VI, VII and VIII.

                  SEC. 6.3 PENSION ON DISABILITY RETIREMENT. On Disability Retirement, a Participant shall be entitled to a pension payable monthly for life, the first payment to be made as of the first day of the month following his Termination of Employment, if he is then living, and the last as of the first day of the month in which his death occurs. The monthly amount of said pension shall be determined as follows:

         (a) If the Participant has attained age 55 when his Disability Retirement occurs, the monthly amount of his Disability Retirement pension shall be determined in the same manner as an Early Retirement pension under Sec. 6.2.

         (b) If the Participant's Disability Retirement occurs prior to the date he attains age 55, the monthly amount of his pension shall be the product of (1) and (2), reduced as provided in
                  (3):

                  (1) The monthly amount determined according to the formula contained in Sec. 4.5, based on the Years of Credited Service the Participant would have completed if his employment as a Qualified Employee had continued until his Normal Retirement Date, multiplied by

                  (2)      His Service Ratio, and

                  (3) The amount determined in (1) and (2) shall be reduced by 5/9 of 1% for each of the first 60 months and 5/18 of 1% for each additional month by which the commencement date precedes his Normal Retirement Date.

The pension payable under this section is subject to all the provisions of the Plan, and in this regard special reference is to be made to the provisions of Articles VI, VII, and VIII.

                  SEC. 6.4 PENSION ON VESTED TERMINATION. On a Vested Termination, a Participant shall be entitled to a pension payable monthly for life, the first payment to be made as of the first day of the month next following his Normal Retirement Date, if he is then living, and the last as of the first day of the month in which his death occurs. The monthly amount of said pension shall equal:

         (a) The monthly amount determined according to the formula contained in Sec. 4.5, based on the years of Credited Service the Participant would have completed if his employment as a Qualified Employee had continued until his Normal Retirement Date, multiplied by

         (b)      His Service Ratio.

However, if the Participant has completed 10 years of Elapsed Time, he may elect to receive a monthly pension which is in lieu of the aforesaid pension, the first payment to be made as of the first day of any month he elects which is after the month in which he attains age 55 but not later than the first day of the month after his Normal Retirement Date (if he is living on the commencement date so elected) and the last payment to be made as of the first day of the month in which his death occurs. The monthly amount of such pension shall be the monthly amount otherwise payable following his Normal Retirement Date reduced by 5/9 of 1% for each of the first 60 months and 5/18 of 1% for each additional month by which the commencement date precedes his Normal Retirement Date. The election shall be made by requesting the appropriate form from the Company and completing, signing, and filing the form with the Company before the commencement date elected. If the Participant has fewer than 10 years of Elapsed Time, he may not elect to have his pension commence prior to his Normal Retirement Date. The pension payable under this section is subject to all the provisions of the Plan, and in this regard special reference is to be made to the provisions of Articles VI, VII, and VIII.

                  SEC. 6.5 DEDUCTION FOR OTHER PENSION PAYMENTS. Notwithstanding the foregoing provisions, the monthly amounts otherwise payable thereunder shall be reduced by the amount (expressed on a comparable basis that is an Actuarial Equivalent) of the monthly pension, if any, to which the Participant is entitled under any other pension plan that meets the requirements of Code section 401(a), or any comparable section or sections of any future legislation that amends, supplements, or supersedes said section, and that is financed in whole or in part by a Participating Employer but only to the extent such other pension is attributable to employer contributions and to the same period of service for which the pension is being paid under this Plan. In cases where service outside the United States is recognized as Credited Service under this Plan, said reduction also shall apply with respect to any benefits a Participant accrued under a retirement plan financed in whole or in part by a Participating Employer or Affiliate outside the U.S. for the benefit of employees working outside the U.S.

                  SEC. 6.6 AMENDMENTS AFFECTING PENSION RIGHTS. Notwithstanding the foregoing provisions, in the event of an amendment to the Plan, the following shall be applicable:

         (a) The amendment shall not reduce the accrued benefit, within the meaning of Code section 411(d)(6), of a Participant determined at the time of such amendment except in conformity with said section.

         (b) If the amendment to the Plan should change the vesting schedule of the Plan, each Participant having not less than three Years of Vesting Service by the end of the election period with respect to such amendment shall be permitted within such election period to elect in writing to have his vested percentage computed under the Plan without regard to such amendment. The election period shall be a reasonable period determined by the Company commencing not later than the date the amendment is adopted. However, the Company need not provide such an election for any Participant whose vested percentage under the Plan, as amended, at any time cannot be less than such percentage determined without regard to such amendment.

                  SEC. 6.7 SUSPENSION OF BENEFITS AND EFFECT OF REEMPLOYMENT. If a Participant has a Termination of Employment and is subsequently reemployed by a Participating Employer, or if a Participant's employment with a Participating Employer continues after he attains Normal Retirement Age, the following shall be applicable:

         (a) If a Participant is reemployed by a Participating Employer, his pension payments shall continue through the sixth month of such reemployment. After said month and prior to the month following his subsequent Termination of Employment, pension payments that the Participant would otherwise be entitled to receive for the following calendar months shall be permanently withheld:

                  (1) Each calendar month ending on or before the Participant's Normal Retirement Date in which he completes one or more Hours of Service.

                  (2) Each calendar month ending after the Participant's Normal Retirement Date in which he completes 40 or more Hours of Service.

         (b) If a Participant's employment with a Participating Employer continues after his Normal Retirement Date, his pension payments will be permanently withheld for each calendar month in which he completes 40 or more Hours of Service. However, pension payments must commence not later than the date provided in Sec. 8.1(b).

         (c) If a monthly pension payment is made for a calendar month and it later is determined that such payment was subject to permanent withholding, the amount of such payment shall be applied as an offset against subsequent monthly payments unless the Participant has previously repaid the overpayment. However, the amount of any such offset shall not exceed, in any one month after the Participant attains Normal Retirement Age, 25 percent of the monthly total benefit payment that would have been paid but for the offset.

         (d) The Company shall notify a Participant of any suspension under subsection (a)(2) or (b). The notice shall conform to the requirements of Section 2530.203-3(b)(4) of the Department of Labor Regulations.

         (e) When a Participant's benefit payments resume following any period of suspension under subsection (a), the pension to which he is entitled under the Plan shall be paid under the same form as previously in effect and shall be in a monthly amount equal to the sum of (i) the monthly amount payable prior to the suspension plus (ii) any additional amount based on his service during the period of reemployment. However, notwithstanding any other provision of the Plan to the contrary, no additional amount will be accrued for any Plan Year during the period of reemployment prior to the earliest Plan Year therein during which the Participant completes 1000 or more Hours of Service.

         (f) "Hour of Service" for purposes of this section is as defined in Sections 2530.200b-2(a)(1) and (2) of the Labor Department regulations.

         (g) The provisions of this section shall be administered in accordance with section 2530.203-3 of the Department of Labor Regulations.

                  SEC. 6.8 FAMILY INCOME COVERAGE. Section 12.04 of the Plan as in effect on December 31, 1968, relating to continuation of family income coverage comparable to that provided under the S&RIP prior to 1962, shall be deemed to continue in effect for Participants who had elected to continue such coverage. However, for purposes of all other provisions of the Plan as set forth herein, contributions made by a Participant and benefits paid to his Beneficiary in connection with said family income coverage shall be deemed to be unrelated to this Plan.

                  SEC. 6.9 EFFECT OF PARTICIPATION IN VARIABLE ANNUITY FUND PRIOR TO JANUARY 1, 1969. Pursuant to Article 9 of the Plan as in effect prior to the revision of the Plan effective January 1, 1969, members could elect to have a portion of their accrued benefits funded through a "Variable Annuity Fund." Effective as of January 1, 1969, said elections were no longer effective and said Variable Annuity Fund was discontinued with respect to Participants hereunder. However, a Participant in the Plan on or after January 1, 1969 who made such election under the prior provisions of the Plan shall be deemed to have made a contribution in support of the Plan on December 31, 1968 in an amount equal to the increase in value as of that date of all contributions on his behalf that were allocated to said Variable Annuity Fund, to the extent such increase is attributable to the investment experience of the Variable Annuity Fund in excess of the assumed yield rate for said Variable Annuity Fund. The Actuary shall determine the amount to be so credited to each such Participant as of December 31, 1968 in a manner consistent with the provisions of said Article 9 of the Plan as previously in effect. At such time as a Participant who made such an election under the prior provisions of the Plan becomes entitled to a benefit under the foregoing provisions of this Article VI, he shall be entitled to a supplemental benefit, which shall be in the same form as the benefit under said provisions. Said supplemental benefit shall be the Actuarial Equivalent of the amount deemed to be an employee contribution pursuant to this section, together with Accumulated Interest from the year 1968.

                  SEC. 6.10 PRESERVATION OF BENEFITS UNDER PRE-1972 FORMULA. The pension payable to any person who became a Participant on or before January 1, 1972 shall not be less than the amount provided under Article XV of the Plan as in effect on December 31, 1988.

                  SEC. 6.11 PRESERVATION OF BENEFITS UNDER PRE-1997 FORMULA. For each Participant who is an "Eligible Employee" as defined in subsection (a), the benefit provisions of subsection (b) will be applicable. These provisions preserve certain features of the Plan as in effect on December 31, 1996. Also, for each person who was a Participant on March 31, 1997, regardless of whether he or she is an Eligible Employee, his or her benefit under the Plan will not be less than the amount determined under subsection (c):

         (a) DEFINITION OF ELIGIBLE EMPLOYEE. A Participant is an "Eligible Employee" for purposes of this section if he or she meets the requirements of (1) and (2):

                  (1) The requirements of this paragraph (1) are met if he or she had an Employment Commencement Date prior to January 1, 1992. For this purpose, if he or she first became an employee of the Company or a subsidiary of the Company through an acquisition, and the acquisition occurred before July 1, 1996, the individual's Employment Commencement Date is his or her most recent date of hire by the acquired company. Persons who became employees of the Company or a Company subsidiary through acquisitions on or after July 1, 1996 do NOT satisfy the requirements of this paragraph, and therefore are NOT Eligible Employees.

                  (2) The requirements of this paragraph (2) are met if any one of the following requirements is satisfied:

                           (A) The individual was an Active Participant on
                               December 31, 1996.

                           (B) The individual was an active employee on
                               January 1, 1997 in a group that became
                               eligible to participate in the Plan on said date, and if the individual became an employee of the Company or a Company subsidiary through an acquisition, the acquisition occured before July 1, 1996. (Individuals who became employees of the Company or its subsidiaries through acquisitions on or after July 1, 1996 do NOT satisfy this requirement.)

                           (C) He or she had an Early Retirement prior to
                               December 31, 1996, but becomes a Qualified
                               Employee after said date.

                  Also, a Participant employed at Bemis Packaging Machinery Company, Hayssen Manufacturing Company, or Accraply, Inc. immediately prior to sale of these units on May 6, 1997 is an Eligible Employee regardless of whether he or she meets the requirements of (1) and (2).

         (b) PRE-1997 BENEFIT PROVISIONS WHICH ARE PRESERVED FOR ELIGIBLE EMPLOYEES. The following benefit provisions that were in effect on December 31, 1996 are preserved for Eligible Employees. For Eligible Employees, these preserved benefit provisions apply to the individual's entire pension, not just the amount accrued through the date these provisions were deleted from the Plan:

                  (1) NORMAL RETIREMENT AGE. For Eligible Employees, Normal Retirement Age under the Plan is age 65, regardless of the year of the Participant's birth.

                  (2) EARLY RETIREMENT REDUCTION FACTORS. If an Eligible Employee has an Early Retirement and elects to have his or her pension begin before Normal Retirement Age, the monthly amount of said pension shall be equal to his or her Accrued Monthly Pension, multiplied by the early retirement factor determined from the table set forth below according to the Participant's age when payments commence:

                                 Attained Age on Due Date                        Early
                                 of First Monthly Payment                  Retirement Factor
                                 ------------------------                  -----------------
                                             64                                   98%
                                             63                                   96%
                                             62                                   94%
                                             61                                   90%
                                             60                                   86%
                                             59                                   82%
                                             58                                   78%
                                             57                                   74%
                                             56                                   70%
                                             55                                   66%

                                    (A proportionate intermediary percentage will be applied for each completed month after the given age is attained.)

                           (3) DISABILITY RETIREMENT. The early retirement factors in (2) also apply if an Eligible Employee has a Disability Retirement after attaining age 55. If the Eligible Employee's Disability Retirement occurs after the Participant attains age 50 but before he attains age 55, the reduction factor is 5/9 of 1% for each of the first 60 months and 5/18 of 1% for each additional month by which the benefit commencement date precedes age 65.

                           (4) SOCIAL SECURITY SUPPLEMENT. If a Eligible Employee has an Early Retirement and elects to have his or her pension begin before age 65, in addition to the reduced monthly pension as provided in (b)(2), with each monthly payment prior to age 65, the Eligible Employee shall receive a supplemental benefit equal to (i) 50% of his Primary Social Security Benefit, multiplied by (ii) the fraction described in Sec. 4.5(a)(2), multiplied by (iii) the early retirement factor determined from the table set forth in (b)(2) according to the Participant's age when payments commence.

         (c) BENEFITS WILL NOT BE LESS THAN AMOUNT ACCRUED THROUGH MARCH 31, 1997 UNDER PLAN AS THEN IN EFFECT. For any person who was a Participant on March 31, 1997, and who qualifies for a benefit under Sec. 6.1, 6.2, 6.3 or 6.4, his or her monthly pension will not be less than an amount determined as follows:

                  (1) For purposes of calculating said minimum pension, the Participant's Accrued Monthly Pension will be based solely upon Monthly Earnings and Credited Service through March 31, 1997; Monthly Earnings and Credited Service after said date will be disregarded.

                  (2) The Participant's Normal Retirement Age for purposes of determining said minimum pension is age 65, regardless of his or her date of birth.

                  (3) The minimum pension under this subsection does NOT include the Social Security Supplement in (b)(4). The Social Security Supplement will only be paid if the individual qualifies as an Eligible Employee under subsection (a).

                  SEC. 6.12 SPECIAL VESTED TERMINATION PROVISIONS FOR EMPLOYEES AT CERTAIN DISCONTINUED OPERATIONS. If a Participant was employed immediately prior to his or her Termination of Employment at a location listed in subsection
(a), the Termination of Employment occurred on or after the date specified in subsection (a) for the Participant's location, and the Participant meets the requirements of subsection (b), his or her pension on Vested Termination will be calculated as provided in subsection (c):

         (a)      Locations and dates covered:

                  (1) Hayssen Manufacturing Company, Accraply, Inc., and Bemis Packaging Machinery Company (a division of Bemis Company, Inc.), but only if the Participant's Termination of Employment occurred on or after May 1, 1997.

                  (2) Pepperell, Massachusetts plant, but only if Participant's Termination of Employment occurred on or after January 1, 1998.

         (b) A Participant meets the requirements of this subsection (b) only if all of the following requirements are met:

                  (1) The Participant's Employment Commencement Date was prior to the date the Participant attained age 35.

                  (2) The Participant's Termination of Employment occurred on or after the date the Participant attained age 45, but before he or she attained age 55.

                  (3) The Participant completed 10 or more years of Credited Service prior to his or her Termination of Employment.

         (c) If a Participant meets the foregoing requirements, the monthly pension on Vested Termination payable under Sec. 6.4 on a life only basis beginning the month following the Participant's attainment of age 65 will not be the product of Sec. 6.4(a) and (b), but rather will be the Participant's Accrued Monthly Pension (as defined in Sec. 4.5) determined as of the date of the Participant's Termination of Employment. If the Participant elects to have the pension begin after he or she attains age 55, but before age 65, it will be subject to the reduction factors specified in Sec. 6.4.

                  SEC. 6.13 SPECIAL ENHANCED BENEFIT FOR CERTAIN EMPLOYEES AT STOW, OHIO. A Participant who has satisfied the eligibility requirements of subsection (a) shall be entitled to an enhanced benefit determined as provided in subsection (b):

         (a) ELIGIBILITY. To be eligible for the special enhanced benefit under this section, a Participant must have satisfied the requirements of (1), (2), (3) and (4):

                  (1) On July 1, 1998, the Participant was employed by Morgan Adhesives Company at its Stow, Ohio facility, and was working in a job category designated by the Company as eligible to elect this benefit.

                  (2) The Participant attained age 55 and completed 10 or more years of Elapsed Time prior to July 1, 1998.

                  (3) The Participant elected Termination of Employment during a window period established by the Company, the last day of which shall be not later than October 31, 1998. A Participant may make such an election by executing and submitting to the Company such forms and releases as the Company requires. The special enhanced benefit will not be payable if the Participant (i) fails to execute the proper forms or releases or (ii) subsequently rescinds the election in accordance with procedures specified by the Company.

                  (4) The Participant's Termination of Employment occurs on or about a date approved by the Company, which generally will not be later than December 31, 1998, but which may be later (but not later than June 30, 1999) if the Company reasonably determines that the Participant's continued services are necessary during a longer transition period.

         (b) BENEFIT AMOUNT. If a Participant satisfies the foregoing eligibility requirements, his benefit under the Plan will be enhanced as follows:

                  (1) The Participant will receive one "point" for each five years of Credited Service he will have under Sec. 3.5 as of the date of his Termination of Employment, determined without regard to any enhanced Credited Service provided under this section. Participants will receive whole points only, and will not receive fractional points for years of Credited Service fewer than five years. For example, a Participant with 28.5 years of Credited Service under Sec. 3.5 will receive five points based on 25 years of Credited Service, and the remaining three and one-half years of Credited Service will be disregarded.

                  (2) For each "point" awarded in (1), the Participant will receive one additional year of Credited Service. However, the Participant's total Credited Service, enhanced as provided by this paragraph, may not exceed 30 years, nor may it exceed the years the Participant would have had at age 65 if he or she had continued working. If the number of full and fractional years of additional Credited Service which may be awarded due to the limitations in the preceding sentence is less than the number of points granted in (1), the remaining points will be applied as provided in (3). For example, if the Participant referred to in (1) is age 61 and has 28.5 years of Credited Service without regard to this section, 1.5 of his points will be used to give him an additional
                           1.5 years of Credited Service (bringing him to 30 years of Credited Service) and the remaining 3 full points will be applied as provided in (3).

                  (3) Any full points which were not applied to increase Credited Service will be converted to full years of age and applied to increase the Participant's deemed age for purposes of calculating his benefit on Early Retirement. (Only full points will be used for this purpose; fractional points will be disregarded.) The reduction factor for early commencement in Sec. 6.2 and Sec. 6.11(b)(2) will be based on the Participant's deemed age rather than his actual age. For example, the remaining 3 full points of the 61 year old Participant referred to in (1) and (2) would be converted to 3 years of age, bringing him to a deemed age of 64 for purposes of determining his early retirement reduction factor. A Participant's deemed age after such enhancement shall not be more than 65.

                                   ARTICLE VII

                               SURVIVOR'S BENEFITS

                  SEC. 7.1 QUALIFIED PRERETIREMENT SURVIVOR ANNUITY. A Qualified Preretirement Survivor Annuity shall be payable to a Participant's surviving qualified spouse following the Participant's death, subject to the following:

         (a) A Qualified Preretirement Survivor Annuity shall be payable only if all of the following conditions are satisfied:

                  (1) Immediately prior to the Participant's death he had a nonforfeitable right to a pension under the Plan.

                  (2) The Participant's death occurred before the due date of his first pension payment.

                  (3) The Participant is survived by a qualified spouse. A person is a "qualified spouse" of a Participant if, and only if, such person and the Participant have been married to each other throughout the one-year period ending on the date of the Participant's death.

                  (4) The Participant had Elapsed Time on or after August 23, 1984.

                  (5) No waiver of the Qualified Preretirement Survivor Annuity is in effect under subsection (e).

         (b) If the Participant's death occurs on or after the earliest retirement date, the Qualified Preretirement Survivor Annuity shall be the same as the annuity that would have been payable to the Participant's qualified spouse if the Participant had retired with a benefit commencing immediately prior to the date of death in a form determined under subsection (d).

         (c) If the Participant's death occurs before the earliest retirement date, the Qualified Preretirement Survivor Annuity shall be the same as the annuity that would have been payable to the Participant's qualified spouse under the following circumstances:

                  (1) The Participant's Termination of Employment occurred on the date of death, or on his actual date of Termination of Employment, if earlier.

                  (2) The Participant survived to the earliest retirement date.

                  (3) The Participant commenced receiving a pension on the earliest retirement date in a form determined under subsection (d).

                  (4) The Participant died on the day after the earliest retirement date.

         (d) For purposes of subsection (b) and subsection (c)(3), the applicable form of benefit shall be a benefit payable under the option described in Sec. 7.4(b) if the Participant's death occurs after he has completed ten years of Elapsed Time and attained age 55 and either (i) he was an Active Participant immediately prior to his death or (ii) his Termination of Employment had occurred after he attained age 55. In all other cases, the applicable form of benefit shall be a Qualified Joint and Survivor Annuity.

         (e) A Participant may waive coverage under the Qualified Preretirement Survivor Annuity with respect to periods described in paragraph (1). If he does not waive such coverage, his Accrued Monthly Pension will be reduced. The following provisions apply to such waivers and reductions.

                  (1) A Participant may waive the Qualified Preretirement Survivor Annuity with respect to periods when he is not eligible to accrue additional benefits under this Plan or the Bemis Company, Inc. Retirement Plan for Bemis Hourly Employees. Said cessation of accruals may be due to the Participant's Termination of Employment or transfer, or due to termination of the Plan, or due to some other reason. However, he may not waive said annuity if such accruals (i) have ceased solely due to the Participant's reaching the maximum length of service beyond which additional service is not recognized as Credited Service or (ii) have ceased due to his Normal or Early Retirement.

                  (2) On or about the date a Participant becomes eligible to waive the Qualified Preretirement Survivor Annuity, the Company will notify the Participant with regard to the election procedure under Sec. 7.3 and the effect of said waiver.

                  (3) The Participant's Accrued Monthly Pension will be reduced by 25/1000 of 1% for each full month that he was eligible to waive the Qualified Preretirement Survivor Annuity but failed to do so. However, no such reduction will be imposed for any month throughout which the Participant did not have a spouse to whom he had been married for at least one year.

         (f) For purposes of this section, the "earliest retirement date" with respect to a Participant means:

                  (1) If the Participant has completed ten Years of Elapsed Time, the first day of the month following the month he attains (or would have attained) age 55.

                  (2) If the Participant has completed less than ten years of Elapsed Time, the first day of the month following his Normal Retirement Date.

                  SEC. 7.2  QUALIFIED JOINT AND SURVIVOR ANNUITY.
Notwithstanding the provisions of Article VI, a pension otherwise payable to a Participant for his life only shall instead be paid in the form of a Qualified Joint and Survivor Annuity unless the Participant elects otherwise, subject to all of the following:

         (a) A "Qualified Joint and Survivor Annuity" is a pension commencing at the same time as the life-only pension would commence, with monthly payments for the life of the Participant, and, if the Participant dies after the date for commencement of his pension payments, with monthly payments for the life of the spouse of the Participant after the Participant's death which are each one-half the amount of the monthly payment made to the Participant during his lifetime.

         (b) The Company, within a reasonable period of time before the due date for the Participant's first pension payment (and consistent with such regulations as the Secretary of the Treasury may prescribe), shall furnish the Participant with a written explanation of (i) the Qualified Joint and Survivor Annuity, (ii) the election and revocation procedures in Sec. 7.3, and (iii) the effect of an election or revocation.

         (c) A Participant who elects not to receive his pension in the form of a Qualified Joint and Survivor Annuity will receive a pension for his life only unless he elects an optional settlement under Sec. 7.4.

         (d) The provisions of this section shall not be applicable unless the Participant and his spouse are married to each other on the due date for the first pension payment to the Participant. References to "spouse" in this section are to such spouse.

         (e) The benefit, if any, payable under Sec. 6.2(b) is not payable as a Qualified Joint and Survivor Annuity.

                  SEC. 7.3 ELECTION PROCEDURE. Elections under Sec. 7.1 and Sec. 7.2 are subject to the following requirements:

         (a) The "election period" for waiver of the Qualified Preretirement Survivor Annuity begins on the earlier of (i) the first day of the Plan Year in which the Participant attains age 35 or (ii) the date of the Participant's Termination of Employment and ends on the date of his death. The "election period" for the Qualified Joint and Survivor Annuity is the 90 day period ending on the due date of the Participant's first pension payment.

         (b) An election under Sec. 7.1 or Sec. 7.2 may be revoked in writing during the election period, and after such revocation another written election may be made during the election period.

         (c) All elections and revocations shall be made on the appropriate form available from the Company and shall be effective only upon completing, signing, and filing of the form with the Company during the election period.

         (d) A Participant's election to waive the Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity shall not take effect unless all of the following conditions are satisfied:

                  (1) The Participant's spouse consents in writing to the election.

                  (2) If the election pertains to a Qualified Joint and Survivor Annuity, the Participant's election designates a specific form of benefit payment (i.e., life annuity or an optional form of settlement under Sec. 7.4) and a specific beneficiary or contingent annuitant, if applicable in connection with such form of benefit payment, which designations may not be changed without further spousal consent (unless the spouse's initial consent expressly permits future designations by the Participant without any further spousal consent.)

                  (3) The spouse's consent acknowledges the effect of the Participant's election.

                  (4) The spouse's consent is witnessed by a Plan representative or notary public.

                  However, the above requirements will be deemed to be satisfied if it is established to the satisfaction of a Plan representative that the spouse's consent may not be obtained because there is no spouse, because the spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may by regulations prescribe. Any consent by a spouse, or establishment that the consent of a spouse may not be obtained, shall be effective only with respect to such spouse. A consent by a spouse is not revocable by that spouse.

                  SEC. 7.4 OPTIONAL SETTLEMENTS. In lieu of the amount and form of pension payable under the preceding sections of this Article, a Participant with respect to whom the Qualified Preretirement Survivor Annuity under Sec. 7.1 or the Qualified Joint and Survivor Annuity under Sec. 7.2 is not payable may, under such rules and regulations as the Company may prescribe which are in accord with the advice of the Actuary, elect to have a pension which is the Actuarial Equivalent of his life-only pension payable under one of the following options:

         (a) An option providing a reduced monthly pension payable to the Participant commencing on the same date as that upon which payments would otherwise commence and terminating with the last monthly payment before his death. If his death occurs on or after the due date of the first monthly payment under the option and before 120 monthly payments have been made to him, such benefit shall be continued to his Beneficiary until a total of 120 monthly payments have been made to him and his Beneficiary.

         (b) An option providing a reduced monthly pension payable to the Participant for his lifetime commencing on the same date as that upon which payments would otherwise commence, with provision for continuance upon his death of monthly payments of 100% of such reduced amount to his spouse for life if she survives him. (The "spouse" referred to in the preceding sentence is the spouse to whom the Participant was named on the date his pension commenced.)

         (c) An option providing a reduced monthly pension payable to the Participant for his lifetime commencing on the same date as that upon which payments would otherwise commence, with provision for continuance upon his death of monthly payments of 100%, 75% or 50% of such reduced amount, as he shall have designated, to the person designated by him as his joint annuitant, if such joint annuitant survives him, with such monthly payments to continue for the lifetime of the joint annuitant. An election of this option shall be automatically cancelled if either the person electing the option or his joint annuitant dies before the due date of the first monthly payment under the option.

Election of an option may be made at any time prior to commencement of pension payments.

                  SEC. 7.5 OTHER DEATH BENEFITS. Upon the death of a Participant, his Beneficiary shall be entitled to receive a single sum payment equal to the amount by which the total amount of benefit payments hereunder, if any, theretofore paid to the deceased (including payments to his spouse under Sec. 7.1) is less than the sum of (i) the cash value as of the surrender date in 1962 of any contracts on his life originally purchased under the S&RIP and subsequently surrendered to the insurance carrier by the trustees of said plan, with Accumulated Interest thereon, and (ii) the contributions made by him after 1961 (including any amount deemed to have been contributed by him pursuant to Sec. 6.7 of the

Plan as in effect on December 31, 1975) and prior to the cessation of contributions, with Accumulated Interest; subject to the following:

         (a) If a benefit is payable with respect to the Participant pursuant to Sec. 7.2 or Sec. 7.4, this section shall not be applicable and all death benefits, if any, shall be payable under the terms of whichever of said sections is applicable.

         (b) If a benefit is payable to the Participant's spouse pursuant to Sec. 7.1, the benefit, if any, payable pursuant to this section shall be determined and paid after the death of said spouse.

                                  ARTICLE VIII

                        MISCELLANEOUS BENEFIT PROVISIONS

                  SEC. 8.1 COMMENCEMENT DATE FOR PENSION PAYMENTS. Pension payments under this Plan shall be subject to the following rules:

         (a) Pension payments shall commence at the earlier of the times specified in paragraph (1) or (2) as follows:

                  (1) As soon as administratively feasible after the date specified by the applicable Plan provision for the commencement of pension payments.

                  (2) The 60th day after the close of the Plan Year in which the Participant reaches age 65 or has a Termination of Employment, whichever is later; provided, however, that if the amount of the payment to be made cannot be determined by the later of said dates, a payment retroactive to such date may be made no later than 60 days after the earliest date on which the amount of such payment can be ascertained.

         (b) Pension payments must commence not later than April 1 following the later of:

                  (1) The calendar year in which the Participant attains age 70 1/2.

                  (2) The calendar year in which the Participant has a Termination of Employment.

                  However, if (i) the Participant is a 5% owner as defined in Code section 416 or (ii) the Participant attained age 70 1/2 prior to January 1, 2000, his pension shall commence not later than April 1 following the calendar year he attains age 70 1/2, regardless of whether his Termination of Employment has yet occurred. In such cases, the calculation of the initial pension amount shall be based on the assumption that his Termination of Employment occurred on December 31 of the Plan Year in which the Participant attains age 70 1/2. The amount of the monthly payments in each Plan Year following the Plan Year in which payments commence shall be adjusted to reflect any additional benefit accrued through December 31 of the preceding Plan Year.

                  SEC. 8.2 PAYMENT OF SMALL AMOUNTS AND CERTAIN CONSEQUENCES THEREOF. If the Actuarial Equivalent present value of an individual's entire benefit is $5,000 or less ($3,500 or less for Participants who had Terminations of Employment before January 1, 1998 and for Participants at the Pepperell, Massachusetts and Memphis, Tennessee facilities, regardless of termination date), the benefit shall be paid in a single lump sum as soon as administratively feasible following the Participant's Termination of Employment, subject to the following:

         (a) Service performed by the Participant with respect to which a lump sum distribution of his entire accrued benefit was made shall be disregarded in determining his Years of Credited Service under the Plan if he is reemployed, provided such distribution was made not later than the close of the second Plan Year following the Plan Year in which his Termination of Employment occurred.

         (b) If the requirements of subsection (a) are not met, and the Participant is later reemployed, his Accrued Monthly Pension upon termination of said period of reemployment will be reduced by the amount of Accrued Monthly Pension that was cashed out under the foregoing provisions of this section.

         (c) A lump sum distribution will not be paid to a Participant under this section if his Termination of Employment was a Normal Retirement (as defined in Sec. 4.1), an Early Retirement (as defined in Sec. 4.2), or a Disability Retirement (as defined in Sec. 4.3). However, if such a Participant later dies under circumstances such that a death benefit is payable under the Plan, the death benefit will be cashed out under this section if the present value thereof is $5,000 or less.

         (d) If a former employee receives a single sum payment under the foregoing provisions of this section, and he is later rehired by a Participating Employer, he may repay to the Fund the full amount of the single sum distribution and interest thereon, subject to the following:

                  (1) Interest shall be computed on the amount of the distribution from the date of such distribution to the date of repayment, compounded annually, at the rate of five percent per annum.

                  (2) The repayment must be made not later than the last day of the second Plan Year following the Plan Year in which the individual is rehired.

                  (3) If such a repayment is made, the reduction of Credited Service referred to in (a) above and the reduction of Accrued Monthly Pension referred to in
                        (b) above will not be applicable.

                  (4) If the employee contributed all or any part of the single sum distributed to a conduit individual retirement account ("IRA"), all or any part of the repayment may consist of a direct transfer from said IRA to the Plan. If the balance in the IRA exceeds the required repayment, the direct transfer shall be limited to the amount of required repayment. Direct transfers from IRA are permitted only if the IRA consists solely of proceeds from a single sum distribution from this Plan.

                  SEC. 8.3 NO OTHER BENEFITS. No benefits other than those specifically provided for herein are to be provided under the Plan.

                  SEC. 8.4 SOURCE OF BENEFITS. All benefits to which persons become entitled hereunder shall be provided only out of the Fund and only to the extent that the Fund is adequate therefor. No benefits are provided under the Plan except those expressly described herein.

                  SEC. 8.5 INCOMPETENT PAYEE. If in the opinion of the Company a person entitled to payments hereunder is disabled from caring for his affairs because of mental condition, physical condition, or age, payment due such person may be made to such person's guardian, conservator, or other legal personal representative upon furnishing the Company with evidence satisfactory to the Company of such status. Prior to the furnishing of such evidence, the Company may cause payments due the person under disability to be made, for such person's use and benefit, to any person or institution then in the opinion of the Company caring for or maintaining the person under disability. The Company shall have no liability with respect to payments so made. The Company shall have no duty to make inquiry as to the competence of any person entitled to receive payments hereunder.

                  SEC. 8.6 ASSIGNMENT OR ALIENATION OF BENEFITS. Except as otherwise expressly permitted by the Plan or required by law, the interests of persons entitled to benefits under the Plan may not in any manner whatsoever be assigned or alienated, whether voluntarily or involuntarily, or directly or indirectly, subject to the following:

         (a) Once a Participant, beneficiary, or contingent annuitant begins receiving benefits under the Plan, he may assign or alienate the right to future benefit payments provided that the assignments or alienations (i) are voluntary and revocable, (ii) do not in the aggregate exceed 10% of any benefit payment, and (iii) are neither for the purpose, nor have the effect of defraying plan administration costs.

         (b) An arrangement whereby a Participant, beneficiary, or contingent annuitant directs the Plan to pay all or any portion of a Plan benefit to a third party (including but not limited to a Participating Employer) will not constitute an "assignment or alienation" for purposes of this section if
                  (i) it is revocable at any time by the Participant, beneficiary, or contingent annuitant, and (ii) the third party files a written acknowledgement with the Company stating that the third party has no enforceable right in, or to, any plan benefit payment or portion thereof (except to the extent of payments actually received pursuant to the arrangement). The written acknowledgement must be filed with the Company not later than 90 days after the arrangement is entered into.

         (c) The Plan shall comply with the provisions of any court order which the Company determines is a qualified domestic relations order as defined in Code section 414(p). Where payments are to be made under a qualified domestic relations order before payments commence to the Participant, the present value of the benefits actually accrued for the Participant shall be determined on an Actuarial Equivalent basis. All benefits otherwise payable under the Plan with respect to a Participant shall be adjusted to the extent necessary to comply with a qualified domestic relations order. The Company may defer pension payments subject to a domestic relations order pending determination that the order is qualified.

                  SEC. 8.7 PAYMENT OF TAXES. The Funding Agency may pay any estate, inheritance, income, or other tax, charge, or assessment attributable to any benefit payable hereunder which in the Funding Agency's opinion it shall be or may be required to pay out of such benefit. The Funding Agency may require, before making any payment, such release or other document from any taxing authority and such indemnity from the intended payee as the Funding Agency shall deem necessary for its protection.

                  SEC. 8.8 CONDITIONS PRECEDENT. No person shall be entitled to a benefit hereunder until his right thereto has finally been determined by the Company or until he has submitted to the Company relevant data reasonably requested by the Company, including, but not limited to, proof of birth or death.

                  SEC. 8.9 COMPANY DIRECTIONS TO FUNDING AGENCY. The Company shall issue such written directions to the Funding Agency as are necessary to accomplish distributions to the Participants and Beneficiaries in accordance with the provisions of the Plan.

                  SEC. 8.10 BENEFITS NOT INCREASED BY ACTUARIAL GAINS. Forfeitures arising from severance of employment, death, or for any other reason shall not be applied to increase the benefits that any person would otherwise receive under the Plan.

                  SEC. 8.11 PENSIONS NOT DECREASED ON ACCOUNT OF CERTAIN SOCIAL SECURITY INCREASES. Notwithstanding any provisions of the Plan to the contrary, if a Participant has a Termination of Employment and does not subsequently again become eligible to accrue benefits under the Plan, any pension to which he or his beneficiary is entitled under the Plan shall not be decreased by reason of any post-Termination of Employment social security increase effective after his Termination of Employment. If a Participant has a Termination of Employment and subsequently again becomes eligible to accrue benefits under the Plan, no post-Termination of Employment social security benefit increase effective before he again becomes eligible to accrue benefits under the Plan shall be applied to reduce his pension under the Plan to less than the pension to which he would have been entitled had he not again become eligible to accrue benefits under the Plan. For purposes of this section, "post-Termination of Employment social security benefit increase" means an increase in a benefit level or wage base under Title II of the Social Security Act occurring after the later of (i) the Participant's Termination of Employment or (ii) September 2, 1974.

                  SEC. 8.12 MAXIMUM LIMITATIONS ON BENEFITS. Notwithstanding any provision of the Plan to the contrary, a Participant's benefit under the Plan shall not exceed the maximum amount permitted under Code section 415. For purposes of the preceding sentence:

         (a) The projected annual pension for any Plan Year with respect to a Participant whose benefit has not yet commenced, and the annual pension paid during any Plan Year to a Participant whose benefit has commenced, may not exceed the lesser of:

                  (1) $130,000, subject to an automatic adjustment after 1999 under Code section 416(d) to reflect changes in the cost of living. However, if a former employee receives a single sum payment from his employer of the Actuarial Equivalent of his benefit in excess of the limits under this section, such adjustment will not have the effect of increasing his benefit under this Plan to an amount higher than the amount upon which said single sum payment was predicated.

                  (2) 100% of the Participant's average Compensation for his high three consecutive years of employment.

         (b) If a Participant's benefit is paid in any form other than a straight life annuity or a qualified joint and survivor annuity (as defined in Code section 417(b)), such benefit shall be converted on an Actuarial Equivalent basis to a straight life annuity beginning at the same age for purposes of applying the limitation in subsection (a).

         (c) If a Participant's benefit commences before he attains Social Security Retirement Age and on or after the date he attains age 62, the dollar limitation of subsection (a)(1) shall be reduced by 5/9 of 1% for each of the first 36 months and 5/12 of 1% for each additional month (up to 24 months) by which benefits commence before he attains Social Security Retirement Age. If the Participant's benefit commences before he attains age 62, the dollar limitation shall be the annual amount of a benefit (commencing when the Participant's benefit commences) which is the Actuarial Equivalent of an annual benefit commencing at age 62 determined according to the preceding sentence.

         (d) If the Participant's benefit commences after he attains Social Security Retirement Age, the dollar limitation of subsection
                  (a)(1) shall be increased so that such limitation (as so increased) equals the annual amount of a benefit (commencing when the Participant's benefit commences) which is the Actuarial Equivalent of a benefit commencing at Social Security Retirement Age in an annual amount determined under subsection (a)(1).

         (e) If a Participant has less than ten years of participation in this Plan, the dollar limitation under subsection (a)(1) shall be reduced by multiplying that amount by a fraction, the numerator of which is the number of years (or part thereof) of participation (not to exceed ten and not to be less than one) in this Plan and the denominator of which is ten.

         (f) If a Participant has less than ten years of service with the employer, the limitation referred to in subsection (a)(2) shall be reduced by multiplying the limitation otherwise applicable by a fraction, the numerator of which is the number of years (or part thereof) of service (not to exceed ten and not to be less than one) with the employer and the denominator of which is ten.

         (g) For purposes of this section, "Social Security Retirement Age" means retirement age as defined in section 216(l) of the Social Security Act (or any successor thereto).

         (h) With respect to a Participant who was a Participant prior to January 1, 1987, the limitation under this section shall not have the effect of reducing the Participant's annual benefit to less than his accrued benefit as of the close of the last Plan Year beginning before January 1, 1987. In determining the amount of the Participant's annual accrued benefit on such date, any change in the terms and conditions of the Plan and any cost of living adjustment occurring after May 5, 1986 shall be disregarded.

         (i) If a Participant is or has been covered under more than one defined benefit plan maintained by his Participating Employer or an Affiliate, the sum of the Participant's annual benefits under all such plans may not exceed the maximum amount permitted under this section. To the extend necessary to comply with such limitation, the benefits under all such plans shall be reduced on a pro rata basis.

         (j) If the Participant is also a participant in one or more defined contribution plans maintained by his Participating Employer or an Affiliate, the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction, determined according to Code section 415(e), for any Plan Year may not exceed 1.0, and the benefit otherwise payable under this Plan shall be adjusted to the extent necessary to reduce the sum of such fractions to 1.0. If the Plan is top heavy under Sec. 14.2, the limitations in this subsection will be adjusted as provided in Code section 416(h). The limitations in this subsection are repealed effective January 1, 2000.

         (k) For purposes of this section, "Compensation" means a Participant's earned income, wages, salaries, and fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Participating Employers and Affiliates (including, but not limited to, commissions, compensation for services on the basis of a percentage of profits and bonuses), subject to the following:

                  (1) Compensation means the gross amount before any reduction pursuant to Code section 125 or 401(k).

                  (2) Compensation excludes amounts by which an employee's pay is reduced pursuant to an unfunded non-qualified plan of deferred compensation. However, payments received pursuant to such a plan are Compensation in the year such amounts are includable in the employee's gross income.

                  (3) Compensation excludes amounts realized from the exercise of a nonqualified stock option, or from the disposition of stock acquired under an incentive stock option, or when restricted stock (or property) held by the Participant either becomes transferable or is no longer subject to a substantial risk of forfeiture.

                  (4) Compensation recognized for an employee for a Plan Year shall not exceed $160,000, adjusted for each Plan Year after 1999 to take into account any applicable cost of living increase prescribed by the Secretary of the Treasury.

                  SEC. 8.13  DISTRIBUTIONS MADE IN ACCORDANCE WITH CODE
SECTION 401(a)(9). Distributions hereunder shall be made in accordance with the requirements of Code Section 401(a)(9) and regulations thereunder, including Treasury Regulation Section 1.401(a)(9)-2. Any provisions of the Plan that are inconsistent with Code section 401(a)(9) and the regulations thereunder shall be deemed inoperative.

                  SEC. 8.14 DEEMED CASH-OUT UPON TERMINATION OF EMPLOYMENT FOR UNVESTED PARTICIPANTS. A Participant who is zero percent vested and experiences a Termination of Employment is deemed upon his or her Termination of Employment to hae received an immediate cash-out of his or her Accrued Monthly Pension under the Plan and to have forfeited the unvested portion of his or her Accrued Monthly Pension under the Plan.

                  SEC. 8.15 ROLLOVERS AND TRANSFERS TO OTHER QUALIFIED PLANS. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this section, a distributee may elect, at the time and in the manner prescribed by the Company, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee. The following definitions shall be used in administering the provisions of this section.

         (a) ELIGIBLE ROLLOVER DISTRIBUTION: For purposes of this section, an eligible rollover distribution is a distribution paid in a single lump sum pursuant to Sec. 8.2 or pursuant to any Appendix to the Plan.

         (b) ELIGIBLE RETIREMENT PLAN: An eligible retirement plan is an individual retirement account described in Code section 408(a), an individual retirement annuity described in Code section 408(b), an annuity plan described in Code section 403(a), or a qualified trust described in Code section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is limited to an individual retirement account or individual retirement annuity.

         (c) DISTRIBUTEE: A distributee means a Participant, a Participant's surviving spouse, or a former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code section 414(p). Individuals other than those named in this subsection are not permitted to roll over distributions from the Plan.

                  SEC. 8.16 SPECIAL BENEFIT LIMITATION. Notwithstanding any other provision of the Plan to the contrary, the payment of benefits under the conditions set forth in this section shall be limited as follows:

         (a) Upon termination of the Plan, the benefit of any Participant who is either a "highly compensated employee" or a "highly compensated former employee" shall be limited to a benefit that is nondiscriminatory under Code Section 401(a)(4).

         (b) The annual benefit payable under the Plan to any Participant described in subsection (c) of this section shall not exceed an amount equal to the payments which would be made to him in that year under a straight life annuity that is the Actuarial Equivalent of the nonforfeitable benefit to which he is entitled under the Plan; provided that the restrictions set forth in this subsection (b) shall not apply if:

                  (1) after payment to the Participant of his benefit under the Plan, the value of the Plan's assets equals or exceeds 110% of the value of the Plan's current liabilities; or

                  (2) the value of such Participant's benefit under the Plan is less than 1% of the value of such current liabilities; or

                  (3) the Actuarial Equivalent value of the Participant's benefit is $5,000 or less.

         (c) The restriction set forth in subsection (b) shall apply to benefits payable under the Plan for any Plan Year to any Participant who is either a "highly compensated employee" or "highly compensated former employee" with respect to such Plan Year; provided, that if the number of such highly compensated employees and highly compensated former employees for any Plan Year exceeds 25, the restriction set forth in subsection (b) shall apply for the Plan Year only to the 25 such highly compensated employees and highly compensated former employees with the greatest Compensation (as defined in Sec. 8.12(k)) for the current or any prior Plan Year.

         (d) For purposes of this section, the terms "highly compensated employee" and "highly compensated former employee" shall have the meanings ascribed to such terms in Code Sections 414(q)(1) and 414(q)(6), respectively.

                  SEC. 8.17 BENEFITS OF REEMPLOYED VETERANS. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).

                                   ARTICLE IX

                                      FUND

                  SEC. 9.1 COMPOSITION. All sums of money and all securities and other property received by the Funding Agency for purposes of the Plan, together with all investment made therewith, the proceeds thereof, and all earnings and accumulations thereon, and the part from time to time remaining shall constitute the "Fund". The Company may cause the Fund to be divided into any number of parts for investment purposes or any other purposes necessary or advisable for the proper administration of the Plan. If for any purpose it is necessary to determine the value of an asset in the Fund for which fair market value is not available, the value of such asset shall be its fair value as determined in good faith by the Company or other Named Fiduciary assigned such function, or if the asset is held in trust and the trust agreement so provides, as determined in good faith by the trustee.

                  SEC. 9.2 FUNDING AGENCY. The Fund may be held and invested as one fund or may be divided into any number of parts for investment purposes. Each part of the Fund, or the entire Fund if it is not divided into parts for investment purposes, shall be held and invested by one or more trustees or by an insurance company. The trustee or trustees or the insurance company so acting with respect to any part of the Fund is referred to herein as the Funding Agency with respect to such part of the Fund. The selection and appointment of each Funding Agency shall be made by the Company, by action of the Board. The Company, by action of the Board, shall have the right at any time to remove a Funding Agency and appoint a successor thereto, subject only to the terms of any applicable trust agreement or group annuity contract. The Company shall have the right to determine the form and substance of each trust agreement and group annuity contract under which any part of the Fund is held, subject only to the requirement that they are not inconsistent with the provisions of the Plan. Any such trust agreement may contain provisions pursuant to which the trustee will make investments on direction of a third party.

                  SEC. 9.3 COMPENSATION AND EXPENSES OF FUNDING AGENCY. The Funding Agency shall be entitled to receive reasonable compensation for its services as may be agreed upon with the Company. The Funding Agency shall also be entitled to reimbursement for all reasonable and necessary costs, expenses, and disbursements incurred by it in the performance of its services. Such compensation and reimbursements shall be paid from the Fund if not paid directly by the Participating Employers in such proportions as the Company shall determine.

                  SEC. 9.4 SECURITIES AND PROPERTY OF PARTICIPATING EMPLOYERS. An agreement with a Funding Agency may provide that the Fund may be invested in qualifying employer securities or qualifying employer real property, as those terms are used in ERISA, and to the extent permitted by ERISA. If qualifying employer securities or qualifying employer real property are purchased or sold as an investment of the Fund from or to a disqualified person or party in interest, as those terms are used in ERISA, and if there is no generally recognized market for such securities or property, the purchase shall be for not more than fair market value and the sale shall be for not less than fair market value, as determined in good faith by the Company or other Named Fiduciary assigned such function, or if such assets are held in trust and the trust agreement so provides, as determined in good faith by the trustee.

                  SEC. 9.5 NO DIVERSION. The Fund shall be for the exclusive purpose of providing benefits to Participants and their beneficiaries and defraying reasonable expenses of administering the Plan. Such expenses may include premiums for the bonding of Plan officials required by ERISA and may also include premiums payable to the Pension Benefit Guaranty Corporation. No part of the Fund may be used for, or diverted to, purposes other than for the exclusive benefit of employees of the Participating Employers or their beneficiaries. Notwithstanding the foregoing:

         (a) If any contribution or portion thereof is made by a Participating Employer by a mistake of fact, the Funding Agency shall, upon written request of the Company, return such contribution or portion thereof to the Participating Employer within one year after the payment of the contribution to the Funding Agency; however, earnings attributable to such contribution or portion thereof shall not be returned to the Participating Employer but shall remain in the Fund, and the amount returned to the Participating Employer shall be reduced by any losses attributable to such contribution or portion thereof.

         (b) Contributions by the Participating Employers are conditioned upon the deductibility of each contribution under Code section
                  404. To the extent the deduction is disallowed, the Funding Agency shall, upon written request of the Company, return such contribution to the Participating Employer within one year after the disallowance of the deduction; however, earnings attributable to such contribution (or disallowed portion thereof) shall not be returned to the Participating Employer but shall remain in the Fund, and the amount returned to the Participating Employer shall be reduced by any losses attributable to such contribution (or disallowed portion thereof).

         (c) If, in the case of termination of the Plan, any residual assets remain in the Fund after all liabilities of the Plan to Participants and their beneficiaries have been satisfied, such residual assets shall be returned to the Participating Employers in such proportions as the Company may determine.

                  SEC. 9.6 EMPLOYER CONTRIBUTIONS. The Participating Employers shall make such contributions to the Fund from time to time as they consider advisable.

                                    ARTICLE X

                                     ACTUARY

                  SEC. 10.1 APPOINTMENT. The Company shall appoint as Actuary hereunder an individual who is an enrolled actuary as defined in ERISA or a partnership, corporation, or other organization which has as a partner or employee thereof such an enrolled actuary.

                  SEC. 10.2 RESPONSIBILITIES. The Actuary shall have the responsibilities expressly allocated to it hereunder and shall have such other responsibilities with respect to the Plan as may be agreed upon by the Company and the Actuary.

                  SEC. 10.2 COMPENSATION. The Actuary shall receive such reasonable compensation for its services hereunder as may be agreed upon by the Company and the Actuary. To the extent not paid from the Fund, such compensation shall be paid by the Participating Employers in such proportions as the Company shall determine.

                  SEC. 10.3 RESIGNATION, REMOVAL, AND SUCCESSOR. Any agreement between the Company and the Actuary for services hereunder may be terminated by either party on 30 days written notice to the other. In the event of a vacancy in the office of Actuary, the Company shall appoint a successor.

                                   ARTICLE XI

                             ADMINISTRATION OF PLAN

                  SEC. 11.1 ADMINISTRATION BY COMPANY. The Company is the "administrator" of the Plan for purposes of ERISA. Except as expressly otherwise provided herein, the Company shall control and manage the operation and administration of the Plan and make all decisions and determinations incident thereto. In carrying out its Plan responsibilities, the Company shall have discretionary authority to construe the terms of the Plan. Except in cases where the Plan expressly provides to the contrary, action on behalf of the Company may be taken by any of the following:

         (a)      The Board.

         (b)      The chief executive officer of the Company.

         (c) Any person or persons, natural or otherwise, or committee, to whom responsibilities for the operation and administration of the Plan are allocated by the Company, by resolution of the Board or by written instrument executed by the chief executive officer of the Company and filed with its permanent records, but action of such person or persons or committee shall be within the scope of said allocation.

                  SEC. 11.2 CERTAIN FIDUCIARY PROVISIONS. For purposes of the
Plan:

         (a) Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

         (b) A Named Fiduciary, or a fiduciary designated by a Named Fiduciary pursuant to the provisions of the Plan, may employ one or more persons to render advice with regard to any responsibility such fiduciary has under the Plan.

         (c) To the extent permitted by any applicable trust agreement or group annuity contract a Named Fiduciary with respect to control or management of the assets of the Plan may appoint an investment manager or managers, as defined in ERISA to manage (including the power to acquire and dispose of) any assets of the Plan.

         (d) At any time that the Plan has more than one Named Fiduciary, if pursuant to the Plan provisions fiduciary responsibilities are not already allocated among such Named Fiduciaries, the Company, by action of the Board or chief executive officer may provide for such allocation; except that such allocation shall not include any responsibility, if any, in a trust agreement to manage or control the assets of the Plan other than a power under the trust agreement to appoint an investment manager as defined in ERISA.

         (e) Unless expressly prohibited in the appointment of a Named Fiduciary which is not the Company acting as provided in Sec. 11.1, such Named Fiduciary by written instrument may designate a person or persons other than such Named Fiduciary to carry out any or all of the fiduciary responsibilities under the Plan of such Named Fiduciary; except that such designation shall not include any responsibility, if any, in a trust agreement to manage or control the assets of the Plan other than a power under the trust agreement to appoint an investment manager as defined in ERISA.

         (f) A person who is a fiduciary with respect to the Plan, including a Named Fiduciary, shall be recognized and treated as a fiduciary only with respect to the particular fiduciary functions as to which such person has responsibility.

Each Named Fiduciary (other than the Company), each other fiduciary, each person employed pursuant to subsection (b) above, and each investment manager shall be entitled to receive reasonable compensation for services rendered, or for the reimbursement of expenses properly and actually incurred in the performance of their duties with the Plan and to payment therefor from the Fund if not paid directly by the Participating Employers in such proportions as the Company shall determine. However, no person so serving who already receives full-time pay from a Participating Employer shall receive compensation from the Plan, except for reimbursement of expenses properly and actually incurred.

                  SEC. 11.3 DISCRIMINATION PROHIBITED. No person or persons in exercising discretion in the operation and administration of the Plan shall discriminate in favor of highly compensated employees (as defined in Code section 414(q)).

                  SEC. 11.4 EVIDENCE. Evidence required of anyone under this Plan may be by certificate, affidavit, document, or other instrument which the person acting in reliance thereon considers to be pertinent and reliable and to be signed, made, or presented by the proper party.

                  SEC. 11.5 CORRECTION OF ERRORS. It is recognized that in the operation and administration of the Plan certain mathematical and accounting errors may be made or mistakes may arise by reason of factual errors in information supplied to the Company or Funding Agency. The Company shall have power to cause such equitable adjustments to be made to correct for such errors as the Company in its discretion considers appropriate. Such adjustments shall be final and binding on all persons.

                  SEC. 11.6 RECORDS. Each Participating Employer, each fiduciary with respect to the Plan, and each other person performing any functions in the operation or administration of the Plan or the management or control of the assets of the Plan shall keep such records as may be necessary or appropriate in the discharge of their respective functions hereunder, including records required by ERISA or any other applicable law. Records shall be retained as long as necessary for the proper administration of the Plan and at least for any period required by said Act or other applicable law.

                  SEC. 11.7 GENERAL FIDUCIARY STANDARD. Each fiduciary shall discharge his duties with respect to the Plan solely in the interests of Participants and their beneficiaries and with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

                  SEC. 11.8 PROHIBITED TRANSACTIONS. A fiduciary with respect to the Plan shall not cause the Plan to engage in any prohibited transaction within the meaning of ERISA.

                  SEC. 11.9 CLAIMS PROCEDURE. The Company shall establish a claims procedure consistent with the requirements of ERISA. Such claims procedure shall provide adequate notice in writing to any Participant or beneficiary whose claim for benefits under the Plan has been denied, setting forth the specific reasons for such denial, written in a manner calculated to be understood by the claimant and shall afford a reasonable opportunity to a claimant whose claim for benefits has been denied for a full and fair review by the appropriate Named Fiduciary of the decision denying the claim. No person claiming a benefit under the Plan may initiate a civil action regarding the claim until all steps under the claims procedure (including appeals) have been completed.

                  SEC. 11.10 BONDING. Plan personnel shall be bonded to the extent required by ERISA. Premiums for such bonding may, in the sole discretion of the Company, be paid in whole or in part from the Fund. Such premiums may also be paid in whole or in part by the Participating Employers in such proportions as the Company shall determine. The Company may provide by agreement with any person that the premium for required bonding shall be paid by such person.

                  SEC. 11.11 WAIVER OF NOTICE. Any notice required hereunder may be waived by the person entitled thereto.

                  SEC. 11.12 AGENT FOR LEGAL PROCESS. The Company shall be the agent for service of legal process with respect to any matter concerning the Plan, unless and until the Company designates some other person as such agent.

                  SEC. 11.13 INDEMNIFICATION. In addition to any other applicable provisions for indemnification, the Participating Employers jointly and severally agree to indemnify and hold harmless, to the extent permitted by law, each director, each officer, and each employee (collectively referred to as the "Indemnitee") of the Participating Employers against any and all liabilities, losses, costs, or expenses (including legal fees) of whatsoever kind and nature which may be imposed on, incurred by, or asserted against such person at any time by reason of such person's services as a fiduciary in connection with the Plan, but only if such person did not act dishonestly, or in bad faith, or in willful violation of the law or regulations under which such liability, loss, cost, or expense arises. The Company shall have the right, but not the obligation, to select counsel and control the defense and settlement of any action against the Indemnitee for which the Indemnitee may be entitled to indemnification.

                                   ARTICLE XII

                         AMENDMENT, TERMINATION, MERGER

                  SEC. 12.1 AMENDMENT. Subject to the non-diversion provisions of Sec. 9.5, the Company, by action of the Board, or by action of a person or committee so authorized by resolution of the Board, may amend the Plan at any time and from time to time. No amendment of the Plan shall have the effect of changing the rights, duties, and liabilities of any Funding Agency without its written consent. The Company agrees that promptly upon the adoption of any amendment to the Plan it will furnish a copy of the amendment together with a certificate evidencing its adoption to each Funding Agency then acting.

                  SEC. 12.2 DISCONTINUANCE OF JOINT PARTICIPATION IN PLAN BY A PARTICIPATING EMPLOYER. A Participating Employer, by action of its board of directors and on appropriate written notice to the Company and each Funding Agency then acting, may discontinue its joint participation in the Plan with the other Participating Employers. The Company shall cause a determination to be made of the equitable part of the Fund assets held on account of Participants of the withdrawing employer and their beneficiaries. The Company shall direct the Funding Agency or Funding Agencies to transfer assets representing such equitable part to a separate fund for the plan of the withdrawing employer; provided, however, that such transfer shall be made only if and when the Company in its sole judgment is satisfied that the transfer can be made in full compliance with the applicable requirements of ERISA. Such withdrawing employer may thereafter exercise, in respect of such separate fund, all the rights and powers reserved to the Company with respect to the Fund. The plan of the withdrawing employer shall, until amended by the withdrawing employer, continue with the same terms as the Plan herein, except that with respect to the separate plan of the withdrawing employer the words "Participating Employer', "Participating Employers", and "Company" shall thereafter be considered to refer only to the withdrawing employer. Any discontinuance of participation by a Participating Employer shall be effected in such manner that each Participant or beneficiary would (if the Plan and the plan of the withdrawing employer then terminated) receive a benefit immediately after such discontinuance of participation which is equal to or greater than the benefit he would have been entitled to receive immediately before such discontinuance of participation if the Plan had then terminated. No transfer of assets pursuant to this section shall be effected until such statements with respect thereto, if any, required by ERISA to be filed in advance thereof have been filed.

                  SEC. 12.3 REORGANIZATION OF PARTICIPATING EMPLOYERS. If two or more Participating Employers are consolidated or merged or if one or more Participating Employers acquire the assets of another Participating Employer, the Plan shall be deemed to have continued, without termination and without a complete discontinuance of contributions, as to all the Participating Employers involved in such reorganization and their employees. In such event, in administering the Plan, the corporation resulting from the consolidation, the surviving corporation in the merger, or the employer acquiring the assets shall be considered as a continuation of all of the Participating Employers involved in the reorganization.

                  SEC. 12.4 TERMINATION. The Plan may be terminated by the Company, by action of the Board. An employer which has discontinued its joint participation in the Plan with the other Participating Employers shall also have the right to terminate its separate plan which resulted from such discontinuance at any time by action of its board of directors. Any such termination shall be made in compliance with all applicable provisions of ERISA. The Plan or separate plan may also be terminated by action of the Pension Benefit Guaranty Corporation pursuant to the provisions of ERISA. Upon termination of the Plan, or separate plan, the following shall be applicable:

         (a) No further benefits shall accrue under the terminated plan, and the rights of each employee thereunder to benefits accrued to the date of such termination, to the extent then funded, shall be nonforfeitable; provided, however, that the sole recourse for satisfaction of such rights shall be to the Fund and, where applicable, to the Pension Benefit Guaranty Corporation.

         (b) The Funding Agency shall receive for the Fund of the applicable terminated plan any amount recovered under section 4045 of ERISA.

         (c) The Funding Agency shall deduct from the Fund of the terminated plan its compensation, expenses properly chargeable thereto, and any and all taxes that may be imposed upon the Fund by virtue of the termination of the plan or otherwise; provided, however, that the Funding Agency may accept such reasonable indemnity therefor from the Participating Employers as the Funding Agency shall specify.

         (d) If adequate the Fund of the terminated Plan shall then be applied to provide, in accordance with the provisions of such terminated plan as in effect at the time of such termination, all benefits accrued to the date of such termination whether vested or not.

         (e) If the Fund of the terminated plan is not adequate to provide all benefits accrued to the date of termination, the assets of the Fund of the terminated plan shall be allocated to provide benefits in the following order of priority subject to any applicable regulations promulgated by the Pension Benefit Guaranty Corporation or the Secretary of the Treasury:

                  (1) To provide that portion of each individual's accrued benefit that is derived from the Participant's contributions to the Fund, if any.

                  (2)      In the case of benefits payable as an annuity:

                           (A) In the case of the benefit of a Participant or beneficiary which was in pay status as of the beginning of the 3-year period ending on the termination date of the plan, to provide each such benefit, based on the provisions of the plan (as in effect during the 5-year period ending on such date) under which such benefit would be the least. The lowest benefit in pay status during the 3-year period shall be considered the benefit in pay status for such period.

                           (B) In the case of the benefit of a Participant or beneficiary (other than a benefit described in subparagraph (A) above) which would have been in pay status as of the beginning of the 3-year period ending on the termination date of the plan if the Participant had retired prior to the beginning of the 3-year period and if his benefits had commenced as a life only annuity as of the beginning of such period, to provide each such benefit based on the provisions of the plan (as in effect during the

                                    5-year period ending on such date) under which such benefit would be the least.

                  (3) To provide all other benefits, if any, of individuals under the plan guaranteed under ERISA (determined without regard to section 4022(b)(5) of said Act), and the additional benefits, if any, which would be so provided if section 4022(b)(6) of said Act did not apply. In determining such benefits, section 4021 of said Act shall be applied without regard to subsection (c) thereof.

                  (4) To provide all other nonforfeitable benefits under the plan. If the assets available are not sufficient to satisfy in full such benefits:

                           (A) The assets shall be allocated to provide individuals with such benefits accrued under the plan as in effect at the beginning of the 5-year period ending on the date of plan termination.

                           (B) If the assets available for allocation under subparagraph (A) above are sufficient to satisfy in full the benefits described therein (without regard to this subparagraph
                                    (B)), then for purposes of subparagraph (A), benefits of individuals thereunder shall be determined on the basis of the plan as amended by the most recent plan amendment effective during such 5-year period under which the assets available for allocation are sufficient to satisfy in full the benefits of such individuals, and any assets remaining to be allocated shall be allocated on the basis of the plan as amended by the next succeeding plan amendment effective during such period.

                  (5)      To provide all other accrued benefits under the plan.

                  The amount allocated under any of paragraphs (1) through (5) above with respect to any benefit shall be properly adjusted for any allocation of assets with respect to that benefit under any of the preceding of said paragraphs. Except as otherwise provided in paragraph (4) above, if the assets available for allocation under any of said paragraphs are insufficient to satisfy in full the benefits to be provided individuals under such paragraph, the assets shall be allocated pro rata among such individuals on the basis of the present value, as of the termination date of the plan, of their respective benefits described in such paragraph. If the Secretary of the Treasury determines that the allocation made pursuant to this subsection results in discrimination prohibited by Code section 401(a)(4) then, if required to prevent the disqualification of the plan (or any trust under the plan) the assets shall be reallocated to the extent necessary to avoid such discrimination but only to the extent permitted by ERISA.

         (f) If all liabilities of the Plan to Participants and their beneficiaries have been satisfied, any residual assets of the Plan shall be returned to the Participating Employers if such distribution does not contravene any provision of law; provided, however, that if any asset of the Plan attributable to employee contributions should remain after all liabilities of the Plan to Participants and their beneficiaries have been satisfied, such assets shall be equitably distributed to the employees who made such contributions (or their beneficiaries) in accordance with their rate of contributions.

         (g) If the Actuarial Equivalent present value of an individual's entire benefit is $5,000 or less, the benefit shall be paid in a single sum promptly after termination of the Plan; provided, however, that payment may be deferred as provided in Sec.
                  12.7. In all other cases, benefits following termination of the Plan shall be provided through purchase of an annuity contract from an insurance company offering the same settlement options and payment terms as are provided under the Plan.

         (h) In the event of the termination of the Plan, all Plan provisions and any agreements with Funding Agencies relating to the Plan shall continue to have effect for the purpose of completing distributions in accordance with this section.

                  SEC. 12.5 PARTIAL TERMINATION. If there is a partial termination of the Plan, either by operation of law, by amendment of the Plan, or for any other reason, which partial termination shall be confirmed by the Company, the Company shall:

         (a) Determine the equitable part of the Fund assets held on account of Participants with respect to whom the Plan is terminated and their beneficiaries as though the partial termination was a discontinuance of joint participation in the Plan by a Participating Employer under Sec. 12.2.

         (b) Cause that portion of the Fund allocated to those Participants (and their beneficiaries) with respect to whom the partial termination takes place to be treated as the Fund of a terminated plan with respect to such persons.

         (c) Cause that portion of the Fund that is not allocated to those Participants (and their beneficiaries) with respect to whom the partial termination takes place to continue to be held and administered under the Plan for the benefit of the other Participants (and their beneficiaries).

The provisions of Sec. 12.4 shall be applicable to the partially terminated plan, to the Participants (and their beneficiaries) with respect to whom the partial termination takes place, and to the funds allocated to such persons, as though it constituted a separate plan; provided, however, that any residual assets shall be credited to the portion of the Fund referred to in subsection
(c) above rather than being returned to the Participating Employers.

                  SEC. 12.6 MERGER, CONSOLIDATION, OR TRANSFER OF PLAN ASSETS. In the case of any merger or consolidation of the Plan with any other plan, or in the case of the transfer of assets or liabilities of the Plan to any other plan, provision shall be made so that each Participant and beneficiary would (if such other plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated). No such merger, consolidation, or transfer shall be effected until such statements with respect thereto, if any, required by ERISA to be filed in advance thereof have been filed.

                  SEC. 12.7 DEFERRAL OF DISTRIBUTIONS. Notwithstanding any provisions of the Plan to the contrary, in the case of a complete or partial termination of the Plan, the Company or the Funding

Agency may (but is not required to) defer any distribution of benefit payments to Participants and beneficiaries with respect to which such termination applies until after the following have occurred:

         (a) Receipt of a final determination from the Treasury Department or any court of competent jurisdiction regarding the effect of such termination on the qualified status of the Plan under Code section 401(a).

         (b) Appropriate adjustment of the Fund to reflect taxes, costs, and expenses, if any, incident to such termination.

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

                  SEC. 13.1 INSURANCE COMPANY NOT RESPONSIBLE FOR VALIDITY OF PLAN. No insurance company that issues a contract under the Plan shall have any responsibility for the validity of the Plan. An insurance company to which an application may be submitted hereunder may accept such application and shall have no duty to make any investigation or inquiry regarding the authority of the applicant to make such application or any amendment thereto or to inquire as to whether a person on whose life any contract is to be issued is entitled to such contract under the Plan.

                  SEC. 13.2 HEADINGS. Headings at the beginning of articles and sections hereof are for convenience of reference, shall not be considered a part of the text of the Plan, and shall not influence its construction.

                  SEC. 13.3 CAPITALIZED DEFINITIONS. Capitalized terms used in the Plan shall have their meaning as defined in the Plan unless the context clearly indicates to the contrary.

                  SEC. 13.4 GENDER. Any references to the masculine gender include the feminine and vice versa.

                  SEC. 13.5 USE OF COMPOUNDS OF WORD "HERE". Use of the words "hereof", "here", "hereunder", or similar compounds of the word "here" shall mean and refer to the entire Plan unless the context clearly indicates to the contrary.

                  SEC. 13.6 CONSTRUED AS A WHOLE. The provisions of the Plan shall be construed as a whole in such manner as to carry out the provisions thereof and shall not be construed separately without relation to the context.

                                   ARTICLE XIV

                            TOP-HEAVY PLAN PROVISIONS

                  SEC. 14.1 KEY EMPLOYEE DEFINED. "Key Employee" means any employee or former employee of the employer who at any time during the determination period was an officer of the employer or is deemed to have had an ownership interest in the employer and who is within the definition of key employee in Code section 416(i).

                  SEC. 14.2 DETERMINATION OF TOP-HEAVY STATUS. The top-heavy status of the Plan shall be determined according to the following standards and definitions:

         (a) The Plan is a Top-Heavy Plan for a Plan Year if either of the following applies:

                  (1) If this Plan is not part of a required aggregation group and the top-heavy ratio for this Plan exceeds 60 percent.

                  (2) If this Plan is part of a required aggregation group of plans and the top-heavy ratio for the group of plans exceeds 60 percent.

                  Notwithstanding paragraphs (1) and (2) above, the Plan is not a Top-Heavy Plan with respect to a Plan Year if it is part of a permissive aggregation group of plans for which the top-heavy ratio does not exceed 60 percent.

         (b)      The "top-heavy ratio" shall be determined as follows:

                  (1) If the ratio is being determined only for this Plan or if the aggregation group only includes defined benefit pension plans, the top-heavy ratio is a fraction, the numerator of which is the sum of the present values of the accrued benefits of all Key Employees under the Plan or plans as of the determination date (including any part of any accrued benefit distributed in the five-year period ending on the determination date), and the denominator of which is the sum of the present value of all accrued benefits (including any part of any accrued benefit distributed in the five-year period ending on the determination date) of all employees under the Plan or plans as of the determination date. (The "plans" referred to in the preceding sentence are the plans in the required or permissive aggregation group.)

                  (2) If the determination is being made for a required or permissive aggregation group which includes one or more defined contribution plans, the top-heavy ratio is a fraction, the numerator of which is the sum of account balances of all Key Employees under the defined contribution plans and the present value of accrued benefits under the defined benefit plans for all Key Employees as of the determination date (including any part of any account balance or accrued benefit distributed in the five-year period ending on the determination date), and the denominator of which is the sum of the account balances under the defined contribution plans for all employees and the present value of accrued benefits under the defined benefit plans for all employees as of the determination date (including any part of any account balance or accrued benefit distributed in the five-year period ending on the determination date). (The "plans" referred to in the preceding sentence are the plans in the required or permissive aggregation group.) Both the numerator and denominator of the top-heavy ratio shall be adjusted to reflect any contribution due but unpaid as of the determination date.

                  (3) For purposes of paragraphs (1) and (2), the value of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within the 12-month period ending on the determination date. The account balances and accrued benefits of an employee who is not a Key Employee but who was a Key Employee in a prior year will be disregarded. The calculation of the top-heavy ratio and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code section 416 and the regulations thereunder. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

         (c) "Required aggregation group" means (i) each qualified plan of the employer in which at least one Key Employee participates, and (ii) any other qualified plan of the Employer that enables a plan described in (i) to meet the requirements of Code sections 401(a)(4) and 410.

         (d) "Permissive aggregation group" means the required aggregation group of plans plus any other plan or plans of the employer which, when consolidated as a group with the required aggregation group, would continue to satisfy the requirements of Code sections 401(a)(4) and 410.

         (e) "Determination date" for any Plan Year means the last day of the preceding Plan Year.

         (f) The "determination period" for a Plan Year is the Plan Year in which the applicable determination date occurs and the four preceding Plan Years.

         (g) The "valuation date" is the last day of each Plan Year and is the date as of which account balances or accrued benefits are valued for purposes of calculating the top-heavy ratio.

         (h) If an individual has not performed services for the employer during the five-year period ending on the determination date with respect to a Plan Year, any account balance or accrued benefit for such individual shall not be taken into account for such Plan Year.

                  SEC. 14.3 MINIMUM ACCRUED BENEFIT. If the Plan is a Top-Heavy Plan, notwithstanding any other provisions of this Plan, each Participant who is not a Key Employee shall have a minimum accrued benefit (to be provided by employer contributions and expressed as a single life annuity, with no ancillary benefits, commencing at age 65) equal to the applicable percentage of the Participant's average monthly compensation for years in the testing period.

         (a)      For purposes of this section:

                  (1) The "applicable percentage" is the lesser of 2 percent multiplied by the Participant's number of years of service with the employer, or 20 percent. For purposes of this paragraph (1), a Participant has a year of service for each Plan Year in which he completes 1000 Hours of Service; provided, however, that the following years shall not be taken into account:

                           (A)      Plan Years commencing before January 1,
                                    1984.

                           (B) Plan Years in which the Plan is not a Top-Heavy Plan.

                           (C) Plan Years in which the Participant is a Key Employee.

                           (D) Plan Years that end before the Participant attains age 18.

                           (E) Plan Years during which the employer did not maintain the Plan or a predecessor plan.

                  (2)      "Compensation" is defined in Sec. 8.12(k).

                  (3)      "Hour of Service" is defined in Sec. 6.7(f).

                  (4) A Participant's "testing period" comprises the five consecutive Plan Years during which the Participant had the greatest aggregate compensation from the employer, subject to the following:

                           (A) The Plan Years taken into account for purposes of this paragraph shall be adjusted for years not included in years of service for purposes of paragraph (1) above, as provided in Code section 416(c)(1)(D)(ii).

                           (B) Any Plan Year commencing after the last Plan Year in which the Plan was a Top-Heavy Plan shall be disregarded for purposes of this paragraph if by disregarding such Plan Year the Participant's average monthly compensation for years in the testing period will be reduced.

         (b) If a Participant becomes entitled to a benefit under the Plan, and (i) if the form of the benefit is other than a single life annuity and/or (ii) if the benefit commences at an age other than age 65, the benefit payable to the Participant must be at least the Actuarial Equivalent of the minimum single life annuity benefit commencing at age 65.

         (c) A Participant's minimum accrued benefit required under this section, to the extent required to be nonforfeitable under Sec. 14.4, shall not be subject to suspension of payment under Sec. 6.7(a)(2).

         (d) This section shall not apply to any Participant who is covered under any other defined benefit plan of the employer to the extent the minimum benefit requirement otherwise applicable under this Plan will be satisfied by such other plan.

                  SEC. 14.4 VESTING SCHEDULE. If a Participant's Termination of Employment occurs under such circumstances that he is not entitled to a benefit under Sections 6.1-6.4, and if he was an Active Participant during a Plan Year for which the Plan was a Top-Heavy Plan, he shall be entitled to a benefit under this section. Except as modified by this section, such benefit shall be payable under the terms and conditions that would be applicable to a Vested Termination benefit under Sec. 6.4.

         (a) The monthly amount of the benefit under this section shall be an amount equal to the Participant's Accrued Monthly Pension multiplied by the vested percentage determined according to the number of his years of Elapsed Time, as follows:

                  Years of Elapsed Time                          Vested Percentage
                  ---------------------                          -----------------
                     Less than 2                                        0%
                     2 but less than 3                                 20%
                     3 but less than 4                                 40%
                     4 but less than 5                                 60%
                     5 or more                                        100%

         (b) This section shall not apply to a Participant who has no Elapsed Time after the Plan becomes a Top-Heavy Plan.

         (c) If the Plan ceases to be a Top-Heavy Plan and continues to be a non-Top-Heavy Plan until the Participant's Termination of Employment, the benefit to which the Participant is entitled under this section shall not exceed the benefit to which he would have been entitled if his Termination of Employment had occurred on the date of such cessation. However, the preceding portion of this subsection (d) shall not apply to any Participant who has completed three years of Elapsed Time by the end of the last Plan Year for which the Plan was a Top-Heavy Plan.

                  SEC. 14.5 DEFINITION OF EMPLOYER. For purposes of this Article XIV, the term "employer" means the Company and any trade or business entity under Common Control with the Company.

                  SEC. 14.6 EXCEPTION FOR COLLECTIVE BARGAINING UNIT. Sections
14.3 and 14.4 shall not apply with respect to any employee included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representative and such employer or employers.

                                                                      Schedule A


                              BEMIS RETIREMENT PLAN

                    Locations Where Hourly Paid Employees Are
                   Qualified Employees (Plan Sec. 2.19(a)(3))

1.       Effective as of January 1, 1997:

         (a)      Curwood Fremont, Ohio.

         (b)      Curwood Bemistape Oshkosh, Wisconsin.

         (c)      Curwood Weldon Oshkosh, Wisconsin.

         (d)      Perfecseal Oshkosh, Wisconsin.

         (e)      Milprint Lancaster, Wisconsin.

         (f)      Milprint Lebanon, Pennsylvania.

         (g)      MACtac Scranton, Pennsylvania.

         (h)      Nellis, Nevada.

         (i)      MACtac Kansas City

         (j)      Bemis Hazleton, Pennsylvania.

2.       Effective as of January 1, 1998:

         (a)      Banner Oshkosh, Wisconsin.

         (b) Bemis Custom Products -- Shelbyville, Tennessee (formerly Paramount Tennessee).

3.       Effective as of January 1, 1999:

         (a)      Bemis Custom Products -- Longview, Texas (formerly Paramount
                  Texas).

         (b)      Morgan Adhesives Company -- Columbus, Indiana

4.       Effective as of date employer became a Participating Employer:

         (a)      Morgan Adhesives Company -- Lawrenceville, Georgia.

         Note: An hourly paid employee at a location listed in "1", "2" or "3" above is not a Qualified Employee with regard to service prior to the effective date shown for that location. Hourly paid employees at Lawrenceville Georgia are Qualified Employees retroactive to the date Morgan Adhesives Company became a Participating Employer.

                                                                      Appendix A


                              BEMIS RETIREMENT PLAN

                       Modifications Applicable to Certain
                        Employees and Former Employees of
                          Hayssen Manufacturing Company


                  Prior to April 1, 1980, Hayssen Manufacturing Company ("Hayssen") maintained the Hayssen Retirement Plan as a separate plan for the benefit of its eligible employees. Effective as of April 1, 1980, the Hayssen Retirement Plan was merged with and into the Bemis Retirement Plan. The following modifications of the Bemis Retirement Plan are applicable in determining benefits payable with respect to persons who were participants in the Hayssen Retirement Plan and who terminated employment on or after January 1, 1989. Such persons are hereafter referred to as "Hayssen Plan Participants". This Appendix is also applicable in determining the pension payable to any person who was a salaried employee of Hayssen and who transferred to a position as a salaried employee of Bemis Company, Inc. prior to July 1, 1976, and such a person is considered to be a "Hayssen Plan Participant", provided he is a Qualified Employee on January 1, 1980 and has a Termination of Employment on or after January 1, 1989.

                                       1.

                  Hayssen is a Participating Employer effective as of April 1, 1980.

                                       2.

                  A Hayssen Plan Participant shall be deemed to have been a Qualified Employee during his employment with Hayssen prior to April 1, 1980, subject to the provisions of Sec. 2.19 other than Sec. 2.19(a). However, in the case of any person who became a participant in the Hayssen Retirement Plan on or before January 1, 1980, service with Hayssen prior to January 1, 1980 in capacities other than as an employee compensated in whole or in part on a regular stated salary basis or employed in an office clerical or supervisory position shall not be excluded from service as a Qualified Employee, except to the extent provided in Sec. 2.19(c).

                                       3.

                  A Hayssen Plan Participant's years of Elapsed Time shall be determined under Sec. 3.4; subject to the following:

         (a) A Hayssen Plan Participant shall not have fewer years of Elapsed Time for service prior to January 1, 1981 than his years of vesting service for such service as defined in
                  Section 1.01(z) of the Hayssen Retirement Plan as in effect prior to the Merger Date.

         (b) If a Hayssen Plan Participant either (i) has an Employment Commencement Date which is prior to January 1, 1976 or (ii) has, on January 1, 1981, at least five years of vesting service as defined in Section 1.01(z) of the Hayssen Retirement Plan, his years of Elapsed Time shall not be less than the years of vesting service he would have had under Section 1.01(z) of the Hayssen Retirement Plan if said plan had remained in effect until his Termination of Employment.

                                       4.

                  For purposes of determining his Credited Service under Sec. 3.5, a Hayssen Plan Participant's Credited Service with respect to service as an employee of Hayssen prior to January 1, 1976 shall be equal to his Credited Service prior to January 1, 1976 as determined under the Hayssen Retirement Plan as in effect on June 30, 1976; provided, however, that all service as a Qualified Employee as defined in '2' of this Appendix shall be recognized in computing said benefit if he became a participant in the Hayssen Retirement Plan on or before January 1, 1980. However, in the case of any person referred to in the last sentence of the preamble to this Appendix, his Credited Service prior to January 1, 1976 shall be equal to the Credited Service he would have had under the Bemis Retirement Plan if Hayssen had been a Participating Employer on and after the person's Employment Commencement Date.

                                       5.

                  Each Hayssen Plan Participant shall be a Participant in the Plan as of April 1, 1980.

                                       6.

                  The following sentences shall be added at the end of Sec. 6.5:

                  In the case of any person who became a participant in the Hayssen Retirement Plan prior to January 1, 1980 and who was formerly a Participant in the Hayssen Manufacturing Company Retirement Plan for Production, Maintenance and Nonsupervisory Engineering Employees, said reduction of his monthly benefit shall be based on the amount (expressed on a comparable basis that is an Actuarial Equivalent) he would have been eligible to receive under said plan. Said amount shall be the monthly benefit payable under said plan plus any additional benefit attributable to his account balance under Hayssen Manufacturing Company Employees' Trust Number 2.

                                       7.

                  7.1 PRIOR SERVICE BENEFIT DESCRIBED. Prior to establishment of the Hayssen Retirement Plan, Hayssen maintained a profit sharing plan for the benefit of certain employees. That plan was named Hayssen Manufacturing Company Employees' Trust Number 1 ("Trust Number 1"). Hayssen discontinued contributions to Trust Number 1 for calendar years 1972 and following. Amounts held in Trust Number 1 for the benefit of persons who became participants in the Hayssen Retirement Plan, to the extent such amounts were attributable to employer contributions, were transferred to the Hayssen Retirement Plan as of December 31, 1972. Certain benefits under the Hayssen Retirement Plan were based on the amounts so transferred plus interest.

                  7.2 DEFINITION OF PRIOR SERVICE BENEFIT. A Hayssen Plan Participant's "Prior Service Benefit" is the value of his individual account in Trust Number 1 determined as of December 31, 1972 plus accumulated interest thereon, determined as follows:

         (a) For the period from December 31, 1972 though December 31, 1984, accumulated interest shall be computed at the annual rate of 5%, compounded annually.

         (b) For the period commencing January 1, 1985, accumulated interest shall be compounded annually, as of each December 31, with interest for a particular Plan Year to be credited at the same annual rate as was used as the interest rate in the actuarial valuation of the Plan for the actuarial valuation date occurring within that Plan Year. However, no interest will be credited for periods after the Participant's death or the date as of which his pension commences, whichever first occurs. For the year in which an event referred to in the preceding sentence occurs, interest on the Participant's Prior Service Benefit will be credited up to said event based on the interest rate used at the end of the preceding Plan Year for the year end adjustment of Prior Service Benefits.

                  7.3 ELECTION TO RECEIVE PRIOR SERVICE BENEFIT. Upon Termination of Employment, any Hayssen Plan Participant may elect to receive his Prior Service Benefit. A Hayssen Plan Participant who continues to be employed by a Participating Employer after attaining age 65 may also elect to receive his Prior Service Benefit. Said elections shall be made in accordance with rules prescribed by the Company. Said rules may prescribe the method of so electing and the deadline by which the election must be filed with the Company. If a Participant makes such an election, an amount equal to his Prior Service Benefit shall be paid to him in one sum as soon as practicable after his election, provided he is living on the payment date. If a Participant's Prior Service Benefit is paid to him pursuant to this section, his benefit under the Plan shall be reduced by an amount which is the Actuarial Equivalent of the Prior Service Benefit.

                  If a Participant's death occurs prior to the date payment of his Prior Service Benefit would be made under this section, no payment shall be made under this section, but his Beneficiary may be entitled to a benefit under
7.4 of this Appendix.

                  7.4 OTHER DEATH BENEFITS. After all benefits payable with respect to a Participant have been paid (including any benefits payable to the Participant during his lifetime plus any death benefits payable under Sec. 7.1, 7.2, or 7.4), his Beneficiary shall be entitled to receive a single sum payment equal to the amount, if any, by which (a) exceeds (b):

         (a)      The Participant's Prior Service Benefit.

         (b) All benefits paid to the Participant during his lifetime (including monthly pension benefits and also including any refund of his Prior Service Benefit pursuant to the foregoing provisions of this Appendix) plus any death benefits payable under Sec. 7.1, 7.2, or 7.4.

                  7.5 DISTRIBUTIONS PRIOR TO JULY 1, 1976. In any case where a Hayssen Plan Participant's benefit under Trust Number 1 was paid to him prior to July 1, 1976 upon his transfer from employment with Hayssen to a position as a salaried employee of Bemis Company, Inc., said payment shall not result in any reduction of his Accrued Monthly Pension.

                                                                      Appendix B


                              BEMIS RETIREMENT PLAN

                       Modifications Applicable to Certain
                        Employees and Former Employees of
                                   Perfecseal

         On April 29, 1996, Perfecseal, Inc. ("Perfecseal"), a wholly owned subsidiary of the Company, acquired certain assets from Paper Manufacturers Company. Paper Manufacturers Company sponsored the Pension Plan of Paper Manufacturers Company (the "PMCO Plan") for the benefit of its salaried employees. Salaried employees of Perfecseal continued accruing benefits under the PMCO Plan through December 31, 1996. Effective as of January 1, 1997, these employees became participants in the Bemis Retirement Plan. Effective as of February 28, 1997, certain assets and liabilities of the PMCO Plan were transferred to this Plan. The following modifications of the Bemis Retirement Plan are applicable in determining benefits payable with respect to persons who were participants in the PMCO Plan and who terminated employment on or after January 1, 1997. Such persons are hereafter referred to as "PMCO Plan Participants".

                                       1.

         Perfecseal is a Participating Employer effective as of January 1, 1997.

                                       2.

         A PMCO Plan Participant's years of Elapsed Time shall be determined under Sec. 3.4; subject to the following:

                  (a) A PMCO Plan Participant's Elapsed Time for service prior to April 29, 1996 for purposes of determining vesting under the Plan shall include continuous service with Paper Manufacturers Company and its affiliates beginning on the Participant's last date of hire prior to April 29, 1996.

                  (b) A PMCO Plan Participant's Elapsed Time for purposes of determining vesting under the Plan shall not be less than the Years of Vesting Service he would have had if the PMCO Plan, as in effect on December 31, 1996, had remained in effect until his Termination of Employment.

                                       3.

         Each PMCO Plan Participant shall be a Participant in the Plan as of January 1, 1997 (or as of the date he completes one Year of Eligibility Service, if later).

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

                                       4.

         A PMCO Plan Participant shall be eligible for Early Retirement as defined by Sec. 4.2 of this Plan after he has attained age 55 and completed 5 years of Elapsed Time and before he attains Normal Retirement Age.

                                       5.

         For purposes of determining a PMCO Plan Participant's Accrued Monthly Pension under Sec. 4.5, a Perfecseal Plan Participant's Accrued Monthly Pension shall be the sum of (a) plus (b):

                  (a) His Accrued Benefit as of December 31, 1996 calculated in accordance with Sec. 3.1 of the PMCO Plan in effect before the Merger. For purposes of calculating said Accrued Benefit, pay and service after December 31, 1996 will be disregarded.

                  (b) His Accrued Monthly Pension calculated under Sec. 4.5 of this Plan, based solely upon pay and service after December 31, 1996.

                                       6.

         If assets and liabilities of the PMCO Plan with respect to a Participant whose Termination of Employment occurred prior to January 1, 1997 are transferred to this Plan, and such Participant does not have service under this Plan after December 31, 1996, his or her benefits will be determined under the PMCO Plan, but will be paid by this Plan.

                                       7.

         Sec. 12.4 of the Plan is modified by adding new subsection (i) reading as follows:

         (i) Notwithstanding any of the foregoing provisions to the contrary, if the Plan is terminated on or before January 1, 2002, the order of priority described in subsection (e) of this section shall be modified to the extent necessary to comply with the requirements of Code section 414(1) and any regulations issued pursuant thereto as applicable to the merger of the PMCO Plan with and into the Plan.

                                                                      Appendix C


                              BEMIS RETIREMENT PLAN

                       Modifications Applicable to Certain
                        Employees and Former Employees of
                   Paramount Packaging Corporation -Tennessee

         On January 1, 1997, the Company acquired Paramount Packaging Corporation and its subsidiaries, including Paramount Packaging Corporation - Tennessee ("Paramount Tennessee"), a Tennessee corporation. Paramount Tennessee sponsored the Pension Plan for Salaried and Clerical Employees of Paramount Packaging Corporation (Tennessee) (the "Paramount Salaried Plan"), and the Pension Plan for Production and Maintenance Employees of Paramount Packaging Corporation (Tennessee), (the "Paramount Hourly Plan"), for the benefit of its employees. These plans are sometimes collectively referred to as the "Paramount Plans". The Paramount Plans were merged into the Bemis Retirement Plan effective as of December 31, 1997.

         Benefits payable with respect to participants in the Paramount Plans who terminated employment prior to December 31, 1997 will be paid by this Plan, but will be determined according to the terms of the Paramount Salaried Plan or Paramount Hourly Plan, whichever is applicable, as in effect at the time the individual terminated employment. However, Sec. 8.2 and 4.10(c) of this Plan regarding lump sum payment of pensions having a present value of $5,000 or less applies to said individuals, and the $5,000 amount applies regardless of the individual's termination date.

         Benefits payable with respect to persons who are employees of Paramount Tennessee on December 31, 1997 (hereafter referred to as "Paramount Plan Participants") will be determined under this Plan, subject to the following terms of this Appendix:

                                       1.

         Paramount Tennessee is a Participating Employer effective as of January 1, 1998.

                                       2.

         A Paramount Plan Participant's years of Elapsed Time shall be determined under Sec. 3.4, but shall include service with Paramount Tennessee and its affiliates prior to January 1, 1998, on the same basis as if they had then been under Common Control with the Company.

                                       3.

         Each Paramount Plan Participant shall be a Participant in the Plan as of January 1, 1998 (or as of the date he completes one Year of Eligibility Service, if later).

                                       4.

         If a person who was an employee of Paramount Tennessee on December 31, 1997 has a Termination of Employment after he has completed three but fewer than four years of Elapsed Time, he will be 20% vested, and if his Termination of Employment occurs after he has completed four but fewer than five years of Elapsed Time, he shall be 40% vested. In such cases the Participant will be eligible for a benefit under Sec. 6.4, but the benefit amount will be adjusted to reflect the vested percentage. The foregoing special vesting rule applies to the individual's entire benefit, not just the portion accrued before 1998.

                                       5.

         A Paramount Plan Participant's Accrued Monthly Pension under Sec. 4.5 shall be the sum of (a) plus (b):

         (a) His Accrued Monthly Pension as of December 31, 1997 calculated in accordance with Sec. 1.1 of the Paramount Salaried Plan or Paramount Hourly Plan, whichever is applicable, as in effect immediately before the merger of the Paramount Plans into this Plan. For purposes of calculating said Accrued Monthly Pension, service after December 31, 1997 will be disregarded.

         (b) His Accrued Monthly Pension calculated under Sec. 4.5 of this Plan, based solely upon pay and service after December 31, 1997.

                                       6.

         A Paramount Plan Participant's monthly pension will not be less than his "Minimum Monthly Pension" determined as follows:

         (a) The amount of said Minimum Monthly Pension will be the Participant's Accrued Monthly Pension as of December 31, 1997, calculated in accordance with Sec. 1.1 of the Paramount Salaried Plan or Paramount Hourly Plan, whichever is applicable, adjusted as provided in (b), (c), and (d). For purposes of calculating said Minimum Monthly Pension, service after December 31, 1997 will be disregarded.

         (b) If the Participant's pension begins before he attains age 65, the Minimum Monthly Pension will be reduced by 5/9 of 1% for each month by which the commencement date precedes the end of the month in which he attains age 65. Said reduction does not apply if the Participant's pension begins after he attains age 65.

         (c) The Minimum Monthly Pension will be multiplied by a fraction, the numerator of which is 100 and the denominator of which is 97, to reflect the value of the life and 60 months certain normal form of payment under the Paramount Plans.

         (d) If the Participant's pension is being paid in a form other than life only, the Minimum Monthly Pension will be adjusted as provided in Sec. 4.10(a) of this Plan or Section 7 of this Appendix to reflect the payment form elected.

         (e) For purposes of determining whether a Paramount Plan Participant's benefit will be paid in a single sum pursuant to Sec. 8.2 of this Plan, and for purposes of determining the amount of the single sum payment, the lump sum benefit will be the amount in (i) or the amount in (ii), whichever is greater:

                  (i) The Actuarial Equivalent present value of a monthly pension for the Participant's lifetime beginning the first day of the month following his attainment of age 65 (or following his Termination of Employment if after he attains age 65), in a monthly amount equal to the amount in (a) of section 5 of this Appendix, adjusted as provided in (c) of section 6 of this Appendix to reflect the value of the life and 60-months-certain normal form of payment under the Paramount Plan.

                  (ii) The Actuarial Equivalent present value of a monthly pension for the Participant's lifetime beginning the first day of the month following the date he attains Normal Retirement Age (as defined in Sec. 2.15 of this Plan) or following his Termination of Employment if after he attains Normal Retirement Age, in a monthly amount equal to the sum of the amounts in (a) and (b) of section 5 of this Appendix.

                  The Actuarial Equivalent factors in Sec. 4.10(c) of this Plan will be used to calculate said present values. If either amount is more than $5,000, no lump sum payment will be made, and the Participant will instead receive a monthly pension.

                                       7.

         In addition to the optional settlements listed in Sec. 7.4 of the Plan, a Paramount Plan Participant may elect an option providing a reduced monthly pension payable to the Participant commencing on the same date as that upon which payments would otherwise commence and terminating with the last monthly payment before his death. If his death occurs on or after the due date of the first monthly payment under the option and before 60 monthly payments have been made to him, such benefit shall be continued to his Beneficiary until a total of 60 monthly payments have been made to him and his Beneficiary. If the Participant elects this option, his monthly pension will be 97% of the amount otherwise payable.

                                       8.

         Sec. 12.4 of the Plan is modified by adding new subsection (i) reading as follows:

         (i) Notwithstanding any of the foregoing provisions to the contrary, if the Plan is terminated on or before December 31, 2002, the order of priority described in subsection (e) of this section shall be modified to the extent necessary to comply with the requirements of Code section 414(1) and any regulations issued pursuant thereto as applicable to the merger of the Paramount Plans with and into the Plan.

                                                                      Appendix D

                              BEMIS RETIREMENT PLAN

                       Modifications Applicable to Certain
                        Employees and Former Employees of
                     Paramount Packaging Corporation -Texas

         On January 1, 1997, the Company acquired Paramount Packaging Corporation and its subsidiaries, including Paramount Packaging Corporation - Texas ("Paramount Texas"), a Texas corporation with operations at Longview, Texas. Paramount Texas sponsored the Pension Plan for Longview Employees of Paramount Packaging Corporation (Texas) (the "Paramount Texas Plan"), for the benefit of its salaried and hourly employees. On December 31, 1997, the Paramount Texas Plan was merged into the Bemis Company, Inc. Retirement Plan for Bemis Hourly Employees (the "BHRP"). Effective as of December 31, 1998, assets and liabilities of the BHRP with respect to the following individuals at Longview, Texas were transferred to this Plan:

         (i) Hourly employees hired before January 1, 1998 who were active employees on January 1, 1999 ("Paramount Hourly Employees").

         (ii) Salaried employees hired before January 1, 1997 who were active employees on January 1, 1999, or who terminated employment during 1997 or 1998 ("Paramount Salaried Employees"). However, if such an individual terminated employment and received a lump sum cash distribution from this Plan prior to the date the assets were transferred from the BHRP, his or her remaining benefit will remain in the BHRP and will not be transfered to this Plan.

         Benefits payable with respect to such persons will be determined under this Plan, subject to the terms of this Appendix. Benefits for other participants in the Paramount Texas Plan (I.E., hourly employees who terminated before January 1, 1999 or salaried employees who terminated before January 1,
1997) will be paid by the BHRP.

                                       1.

         Such an individual's Elapsed Time includes service with Paramount Texas and its affiliates prior to January 1, 1997 on the same basis as if they had then been under Common Control with the Company.

                                       2.

         Such employees will be eligible to participate in this Plan as of whichever of the following dates is applicable:

         (1)      For Paramount Salaried Employees, January 1, 1997.

         (2)      For Paramount Hourly Employees, January 1, 1999.

                                       3.

         If a person who was a participant in the Paramount Texas Plan on December 31, 1997 has a Termination of Employment after he has completed three, but fewer than four years of Elapsed Time, he will be 20% vested, and if his Termination of Employment occurs after he has completed four, but fewer than five years of Elapsed Time, he shall be 40% vested. In such cases, the Participant will be eligible for a benefit under Sec. 6.4, but the benefit amount will be adjusted to reflect the vested percentage. The foregoing special vesting rule applies to the individual's entire benefit.

                                       4.

         For Paramount Salaried Employees, the Accrued Monthly Pension under Sec. 4.5 means the sum of (a) plus (b):

         (a) $15 multiplied by his credited service through December 31, 1996 determined under the Paramount Texas Plan.

         (b) His Accrued Monthly Pension calculated under Sec. 4.5 of this Plan, based solely upon pay and service after December 31, 1996.

         For Paramount Hourly Employees, the Accrued Monthly Pension under Sec.
4.5 means the sum of (c) plus (d) plus (e):

         (c) $15 multiplied by his credited service through December 31, 1997 determined under the Paramount Texas Plan.

         (d) $15 multiplied by his credited service during 1998 determined under the BHRP.

         (e) His Accrued Monthly Pension calculated under Sec. 4.5 of this Plan, based solely upon pay and service after December 31, 1998.

                                       5.

         Such an employee's monthly pension will not be less than his "Minimum Monthly Pension" determined as follows:

         (a) The amount of said Minimum Monthly Pension will be the Participant's Accrued Monthly Pension as of December 31, 1997, calculated in accordance with Sec. 1.1 of the Paramount Texas Plan, adjusted as provided in (b), (c), and (d). For purposes of calculating said Minimum Monthly Pension, service after December 31, 1997 will be disregarded.

         (b) If the Participant's pension begins before he attains age 65, the Minimum Monthly Pension will be reduced by 5/9 of 1% for each month by which the commencement date precedes the end of the month in which he attains age 65. Said reduction does not apply if the Participant's pension begins after he attains age 65.

         (c) The Minimum Monthly Pension will be multiplied by a fraction, the numerator of which is 100 and the denominator of which is 97, to reflect the value of the life and 60 months certain normal form of payment under the Paramount Texas Plan.

         (d) If the Participant's pension is being paid in a form other than life only, the Minimum Monthly Pension will be adjusted as provided in Sec. 4.10(a) of this Plan or Section 6 of this Appendix to reflect the payment form elected.

         (e) For purposes of determining whether the benefit will be paid in a single sum pursuant to Sec. 8.2 of this Plan, and for purposes of determining the amount of the single sum payment, the lump sum benefit will be the amount in (i) or the amount in (ii), whichever is greater:

                  (i) The Actuarial Equivalent present value of a monthly pension for the Participant's lifetime beginning the first day of the month following his attainment of age 65 (or following his Termination of Employment if after he attains age 65), in a monthly amount equal to the amount in (a) adjusted as provided in (c) to reflect the value of the life and 60-months-certain normal form of payment under the Paramount Texas Plan.

                  (ii) The Actuarial Equivalent present value of a monthly pension for the Participant's lifetime beginning the first day of the month following the date he attains Normal Retirement Age (as defined in Sec. 2.15 of this Plan) or following his Termination of Employment if after he attains Normal Retirement Age, in a monthly amount determined under Section 4 of this Appendix.

                  The Actuarial Equivalent factors in Sec. 4.10(c) of this Plan will be used to calculate said present values. If either amount is more than $5,000, no lump sum payment will be made, and the Participant will instead receive a monthly pension.

                                       6.

         In addition to the optional settlements listed in Sec. 7.4 of the Plan, Paramount Salaried Employees and Paramount Hourly Employees may elect an option providing a reduced monthly pension payable to the Participant commencing on the same date as that upon which payments would otherwise commence and terminating with the last monthly payment before his death. If his death occurs on or after the due date of the first monthly payment under the option and before 60 monthly payments have been made to him, such benefit shall be continued to his Beneficiary until a total of 60 monthly payments have been made to him and his Beneficiary. If the Participant elects this option, his monthly pension will be 97% of the amount otherwise payable.

                                       7.

         Sec. 12.4 of the Plan is modified by adding new subsection (i) reading as follows:

         (i) Notwithstanding any of the foregoing provisions to the contrary, if the Plan is terminated on or before December 31, 2003, the order of priority described in subsection (e) of this section shall be modified to the extent necessary to comply with the requirements of Code section 414(1) and any regulations issued pursuant thereto as applicable to the merger of the Paramount Texas Plan into the BHRP and the transfer of assets from the BHRP to this Plan.